As filed with the SEC on _______________.              Registration No. 33-38271

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-6

                         Post-Effective Amendment No. 15

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                             ---------------------

                                   PRUCO LIFE
                           VARIABLE UNIVERSAL ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                             ---------------------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                             ---------------------

It is proposed that this filing will become effective (check appropriate space):

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


    [x] on May 1, 2001 pursuant to paragraph (b) of Rule 485
             (date)


    [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

    [ ] on ___________________ pursuant to paragraph (a) of Rule 485
               (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)


  N-8B-2 Item Number          Location
  ------------------          --------

          1.                  Cover Page

          2.                  Cover Page

          3.                  Not Applicable

          4.                  Sale of the Contract and Sales Commissions

          5.                  Pruco Life Variable Universal Account

          6.                  Pruco Life Variable Universal Account

          7.                  Not Applicable

          8.                  Not Applicable

          9.                  Litigation

         10. Brief Description of the Contract; Short Term Cancellation Right or "Free Look"; Transfers; Refund of Sales Charges; Reduction of Charges; Cash Surrender Value; Death Benefit; Partial Withdrawal of Cash Surrender Value; When Proceeds are Paid; Contract Loans; Exchange Right Available in Some States; Reduced Paid-Up Insurance Option
                              Available in Some States; Voting Rights; Substitution of Series Fund Shares; Increases in Face Amount; Decreases in Face Amount; Lapse and Reinstatement

         11. Brief Description of the Contract; Pruco Life Variable Universal Account

         12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

         13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Premiums; Allocation of Premiums; Charges and Expenses; Refund of Sales Charges; Reduction of Charges; Sale of the Contract and Sales Commissions

         14.                  Brief   Description  of  the  Contract;   Detailed
                              Information for Prospective Contract Owners

         15.                  Brief  Description  of  the  Contract;   Premiums;
                              Allocation of Premiums; Transfers

         16.                  Brief   Description  of  the  Contract;   Detailed
                              Information for Prospective Contract Owners

         17.                  Partial  Withdrawal of Cash Surrender Value;  When
                              Proceeds are Paid

         18.                  Pruco  Life  Variable  Universal   Account;   Cash
                              Surrender Value

  N-8B-2 Item Number          Location
  ------------------          --------


         19.                  Reports to Contract Owners

         20.                  Not Applicable

         21.                  Contract Loans

         22.                  Not Applicable

         23.                  Not Applicable

         24.                  Other General Contract Provisions;  The Prudential
                              Series Fund, Inc.

         25.                  Pruco  Life  Insurance  Company;   The  Prudential
                              Series Fund, Inc.

         26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

         27.                  Pruco Life Insurance Company

         28.                  Pruco  Life  Insurance   Company;   Directors  and
                              Officers

         29.                  Pruco Life Insurance Company

         30.                  Not Applicable

         31.                  Not Applicable

         32.                  Not Applicable

         33.                  Not Applicable

         34.                  Not Applicable

         35.                  Pruco Life Insurance Company

         36.                  Not Applicable

         37.                  Not Applicable

         38.                  Sale of the Contract and Sales Commissions

         39.                  Sale of the Contract and Sales Commissions

         40.                  Not Applicable

         41.                  Sale of the Contract and Sales Commissions

         42.                  Not Applicable

         43.                  Not Applicable

  N-8B-2 Item Number          Location
  ------------------          --------


         44. Brief Description of the Contract; The Prudential Series Fund, Inc; Cash Surrender Value; Death Benefit

         45.                  Not Applicable

         46. Brief Description of the Contract; Pruco Life Variable Universal Account; The Prudential Series Fund, Inc.

         47.                  Pruco Life Variable Universal Account

         48.                  Not Applicable

         49.                  Not Applicable

         50.                  Not Applicable

         51.                  Not Applicable

         52.                  Substitution of Series Fund Shares

         53.                  Tax Treatment of Contract Benefits

         54.                  Not Applicable

         55.                  Not Applicable

         56.                  Not Applicable

         57.                  Not Applicable

         58.                  Not Applicable

         59. Financial Statements: Financial Statements of the Pruselect II Variable Life Subaccounts of Pruco Life Variable Universal Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                PRUSELECT(SM) II
                             Variable Life Insurance

                                   PROSPECTUS


                                   Pruco Life
                           Variable Universal Account


                                   May 1, 2001






                          Pruco Life Insurance Company

PROSPECTUS


May 1, 2001


PRUCO LIFE INSURANCE COMPANY
VARIABLE UNIVERSAL ACCOUNT

                                 PRUSELECT(SM) II

This prospectus describes certain individual flexible premium variable universal life insurance contracts, PruselectSM II Variable Life Insurance Contract* (the "Contract"), issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). These Contracts provide individual universal life insurance coverage with flexible premium payments and variable investment options. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.


You have a choice of death benefit plans. Under the first plan, the death benefit generally remains fixed in the amount or amounts scheduled at the outset of the Contract (the "face amount"). Under the second plan, the death benefit varies daily with the investment performance of the chosen variable investment options. Under either plan, your death benefit will never be less than the face amount, regardless of investment experience, as long as the Contract remains in-force. The Contracts also have a cash surrender value which generally increases with the payment of each premium, decreases to reflect charges made by Pruco Life, and varies daily with investment performance of the chosen variable investment options. There is no guaranteed minimum cash surrender value.


Investment Choices:


Pruselect II offers a wide variety of investment choices, including 19 variable investment options that invest in mutual funds managed by these leading asset managers:



o    Prudential Investments Fund Management LLC


o    A I M Advisors, Inc.

o    American Century Investment Management, Inc.

o    Janus Capital Corporation

o    Massachusetts Financial Services Company

o    Rowe Price-Fleming International, Inc.

For a complete list of the 19 available variable investment options and their investment objectives, see The Funds, page 6.

This prospectus describes the Contract generally and the Pruco Life Variable Universal Account (the "Account"). The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 286-7754

*Pruselect is a service mark of Prudential.

                               PROSPECTUS CONTENTS


                                                                            Page

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...........................1

INTRODUCTION AND SUMMARY.......................................................2
  Brief Description of the Contract............................................2
  Premiums.....................................................................2
  Charges......................................................................2
  Death Benefits...............................................................4
  Refund.......................................................................5

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT...................................................6
  Pruco Life Insurance Company.................................................6
  Pruco Life Variable Universal Account........................................6
  The Funds....................................................................6
  Voting Rights................................................................9
  Which Investment Option Should Be Selected?.................................10

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS..........................10
  Charges and Expenses........................................................10
  Requirements for Issuance of a Contract.....................................13
  Short-Term Cancellation Right or "Free-Look"................................13
  Premiums....................................................................13
  Allocation of Premiums......................................................13
  Transfers...................................................................14
  Return of Sales Charge......................................................14
  Reduction of Charges........................................................15
  Cash Surrender Value........................................................15
  Death Benefit...............................................................15
  Partial Withdrawal of Cash Surrender Value..................................16
  Increases in Face Amount....................................................16
  Decreases in Face Amount....................................................17
  Illustrations of Cash Surrender Values, Death Benefits, and
   Accumulated Premiums.......................................................17
  Contract Loans..............................................................19
  When Proceeds Are Paid......................................................20
  Tax Treatment of Contract Benefits..........................................20
  Lapse and Reinstatement.....................................................21
  Legal Considerations Relating to Sex-Distinct Premiums and Benefits.........22
  Exchange Right Available in Some States.....................................22
  Reduced Paid-Up Insurance Option Available in Some States...................22
  Other General Contract Provisions...........................................22
  Substitution of Fund Shares.................................................23
  Reports to Contract Owners..................................................23
  Sale of the Contract and Sales Commissions..................................23
  State Regulation............................................................23
  Experts.....................................................................24
  Litigation and Regulatory Proceedings.......................................24
  Additional Information......................................................24
  Financial Statements........................................................25

DIRECTORS AND OFFICERS........................................................26

FINANCIAL STATEMENTS OF THE PRUSELECT II VARIABLE LIFE SUBACCOUNTS
OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT......................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND ITS SUBSIDIARIES..........................................................B1

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS


attained age -- The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund plus any refund of sales charges due, minus any Contract debt.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is issued, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- The individual or entity, typically an employer, trust or association, that purchases the Contract.

Contract year -- A year that starts on the Contract date or on a Contract anniversary.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

face amount -- The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

issue age-- The insured's age as of the Contract date.

loan value -- The maximum amount that a Contract owner may borrow.

Monthly date -- The Contract date and the same date in each subsequent month.

net amount at risk -- The amount by which the death benefit exceeds the Contract Fund.

Pruco Life Insurance Company -- Us, we, our, Pruco Life. The company offering the Contract.

separate account -- Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life Variable Universal Account. The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option -- When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

you -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Contract is an individual flexible premium variable universal life insurance contract that is offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"). The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart below describes how the value of your Contract Fund changes.

You may invest premiums in one or more of the 19 available variable investment options. Your Contract Fund value changes every day depending upon the change in the value of the particular variable investment options you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which variable investment options you choose. See Which Investment Option Should Be Selected?, page 9.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may possibly result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 20.

Premiums

You have flexibility with respect to the payment of premiums. You generally select the amount and timing of premium payments. The Contract typically sets forth a schedule of annual target premiums that you may pay, but you need not adhere to that schedule and instead may vary the timing and amount of premiums. See Premiums, page 13.


You are not required to pay any specific premium level to ensure that the Contract remains in-force. Rather, the Contract will not lapse as long as the Contract Fund is sufficient to pay the monthly charges. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. The payment of any specified premium level does not guarantee that the Contract will remain in-force. See Lapse and Reinstatement, page 21.


You may choose to have the premiums (after deduction of a $2 administrative charge, any applicable taxes attributable to premiums, and a sales load) invested in one or more of 19 variable investment options. Each variable investment option is invested in a corresponding portfolio of a mutual fund (a "Fund"). Information about the Fund portfolios can be found under The Funds, on page 6 and in the attached prospectuses for the Funds. Because you may invest premiums in these various variable investment options, the Contract offers an opportunity for the cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit life insurance. You must accept the risk that, if investment performance is unfavorable, the cash surrender value may not appreciate as rapidly or may decrease in value.

Charges

We deduct certain charges from each premium payment and from the amounts held in the designated variable investment option[s]. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Charges and Expenses, page
10. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

                 ----------------------------------------------
                                 Premium Payment
                 ----------------------------------------------
                                       |
                                       |
                   -----------------------------------------
                     o  less charge for taxes attributable
                        to premiums

                     o  less $2 processing fee
                   -----------------------------------------
                                       |
                                       |
            ------------------------------------------------------
              o  less a front-end sales load of not more than 8%.
            ------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                             Invested Premium Amount


o To be invested in one or a combination of the 19 available portfolios of the Funds.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Daily Charges


o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.90%, from the assets in the variable investment options. See Underlying Portfolio Expenses chart, below.


o    We deduct management fees and expenses from the Fund assets.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                 Monthly Charges

o We deduct an administrative charge of up to $4 plus up to $0.04 per $1,000 of face amount of insurance from the Contract Fund.

o We deduct a charge for anticipated mortality (the "cost of insurance charge") with the maximum charge based on 100% of the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Tables"), with appropriate adjustments for substandard rating classes.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Possible Additional Charges

o We deduct an administrative processing charge of up to $15 in connection with each partial withdrawal of excess cash surrender value.

o We deduct an administrative processing charge of up to $15 in connection with each decrease in face amount.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                              Underlying Portfolio Expenses
------------------------------------------------------------------------------------------
                                                                  Total
          Portfolio                   Investment       Other   Contractual    Total Actual
                                     Advisory Fee    Expenses    Expenses       Expenses*
------------------------------------------------------------------------------------------
Series Fund
  Conservative Balanced                  0.55%         0.05%       0.60%          0.60%
  Diversified Bond                       0.40%         0.05%       0.45%          0.45%
  Equity                                 0.45%         0.04%       0.49%          0.49%
  Flexible Managed                       0.60%         0.04%       0.64%          0.64%
  Global                                 0.75%         0.10%       0.85%          0.85%
  Government Income                      0.40%         0.07%       0.47%          0.47%
  High Yield Bond (1)                    0.55%         0.05%       0.60%          0.60%
  Money Market                           0.40%         0.04%       0.44%          0.44%
  Natural Resources (1)                  0.45%         0.13%       0.58%          0.55%
  Prudential Jennison                    0.60%         0.04%       0.64%          0.64%
    Small Capitalization Stock           0.40%         0.08%       0.48%          0.48%
  Stock Index (1)                        0.35%         0.04%       0.39%          0.39%
  Value (1)                              0.40%         0.05%       0.45%          0.45%
  Zero Coupon Bond 2005 (1)              0.40%         0.25%       0.65%          0.40%
AIM Variable Insurance Funds
  AIM V.I. Value Fund                    0.61%         0.23%       0.84%          0.84%
American Century Variable
Portfolios, Inc. (2)                     1.00%         0.00%       1.00%          1.00%
  VP Value Fund
Janus Aspen Series (3)                   0.65%         0.02%       0.67%          0.67%
  Growth  Portfolio - Institutional
Shares                                   0.75%         0.10%       0.85%          0.84%
MFS(R) Variable Insurance Trust(SM)(4)
  Emerging Growth Series                 1.05%         0.00%       1.05%          1.05%
T. Rowe Price International Series,
Inc. (2)
  International Stock Portfolio
------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
------------------------------------------------------------------------------------------

(1)  Series Fund
     Pruco Life, on a non-guaranteed basis, makes daily adjustments that offset the effect of some of the expenses incurred by certain portfolios. Pruco Life currently makes such adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in:

     o the Zero Coupon Bond 2005 Portfolio will not exceed the investment management fee;

     o the Stock Index Portfolio will not exceed the investment management fee plus 0.05% of the average daily net assets of the portfolio; and

     o the High Yield Bond, Natural Resources, and Value Portfolios will not exceed the investment management fee plus 0.1% of the average daily net assets of the portfolio.

Pruco Life intends to continue these adjustments in the future, although we retain the right to discontinue them.

(2) American Century Variable Portfolios, Inc. / T. Rowe Price International Series, Inc.
     The Investment Management Fees include the ordinary expenses of operating the Funds.

(3)  Janus Aspen Series
     Table reflects expenses based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

(4)  MFS(R) Variable Insurance Trust (SM)
     An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."


Under certain circumstances, Contract owners may receive a refund of a portion of the sales charge. See Refunds of Sales Charges, page 14.

Death Benefits

You have a choice of either fixed or variable death benefit plans. Under the fixed death benefit plan, the death benefit generally remains fixed in amount, unless it is increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance, and only the cash surrender value will vary with investment experience.

Under the variable death benefit plan, both your death benefit and cash surrender value will vary with investment experience. However, the death benefit of an in-force Contract will never be less than the face amount regardless of investment experience. There is no minimum cash surrender value under either death benefit plan.


Refund

For a limited time, a Contract may be returned in accordance with the terms of the "free-look" provision. See Short-Term Cancellation Right or "Free-Look", page 13.

For DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

Additional information may also be obtained from Pruco Life. The address and telephone number are set forth on the cover of this prospectus.

                           --------------------------

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing another contract and you should consult a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectuses and statements of additional information for the Funds.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                COMPANY, PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT,
                 AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT


Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.


Pruco Life Variable Universal Account

We have established a separate account, the Pruco Life Variable Universal Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 19 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the Funds' investment objectives, and investment advisers.

Each Fund has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Natural Resources Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the "S&P SmallCap 600 Index").

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o Zero Coupon Bond Portfolio - 2005: The investment objective is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests in debt obligations of the United States Treasury and corporations that have been issued without interest coupons, or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, the Stock Index, and the Zero Coupon Bond 2005 Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. See Charges and Expenses, page 10.

AIM Variable Insurance Funds:

o AIM V.I. Value Fund. Seeks to achieve long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for this Fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Value Fund. Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this Fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Janus Aspen Series:

o Growth Portfolio. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) Variable Insurance Trust(SM):

o    Emerging Growth Series. Seeks to provide long-term growth of capital.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. Rowe Price International Series, Inc.:

o    International   Stock  Portfolio.   Long-term  growth  of  capital  through
     investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. is the investment manager for this Fund. The principal business address for Rowe Price-Fleming International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

Further information about Fund portfolios can be found in the attached prospectuses and their statements of additional information for each Fund.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under Deductions from Portfolios in the Charges and Expenses section, see page 10, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

     (1)  changes in state insurance law;
     (2)  changes in federal income tax law;
     (3)  changes in the investment management of any portfolio of the Funds; or
     (4)  differences   between  voting  instructions  given  by  variable  life
          insurance and variable annuity contract owners.

Pruco Life may be compensated by an affiliate of each of the Funds (other than the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life.

Voting Rights

We are the legal owner of the shares of the Funds associated with the variable investment options. However, we vote the shares in the Funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Equity, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, Value Portfolios, and AIM V.I. Value Fund, American Century VP Value Fund, Janus Growth, MFS Emerging Growth Series, or T. Rowe Price International Stock may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond or Government Income Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. Money invested in the Zero Coupon Bond 2005 Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater with lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Pruco Life's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

Charges and Expenses


This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. We reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

All charges made by Pruco Life, whether deducted from premiums or from the Contract Fund, are set forth below.

1. We deduct a charge from each premium payment for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" includes any federal, state or local income, premium, excise, business, or any other type of tax measured by or based upon the amount of premium received by Pruco Life. Currently, two such charges are made. The first is a charge for state and local premium-based taxes. These taxes vary by state, and in some states by locality. The tax rates generally range from 0% to 5% (but in some instances it may exceed 5%), with the most common level being 2% of premiums. The second charge is for federal income taxes measured by premiums and is equal to 1.25% of premiums. Pruco Life believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2000, 1999, and 1998, Pruco Life received a total of approximately $1,219,000, $1,707,000, and $1,907,082, respectively, in charges for payment of taxes attributable to premiums.

2. We deduct an administrative charge of $2 from each premium payment to cover the cost of collecting and processing premiums. During 2000, 1999, and 1998, Pruco Life received a total of approximately $2,000, $2,500, and $4,881, respectively, in processing charges.

3. We deduct a charge from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. This charge consists of a deduction of up to 8% of the premium remaining after the charge for taxes attributable to premiums and the $2 administrative charge have been deducted. On a non-guaranteed basis, Pruco Life intends to charge a 7% sales load on first year payments and only a 5% sales load on subsequent payments. A portion of the sales load may be refunded to you if the Contract is surrendered during the first three Contract years. Under certain circumstances, Pruco Life may, on a non-guaranteed basis, reduce or refund sales and certain other expenses. See Refunds of Sales Charges, page 14 and Reduction of Charges, page 15. During 2000, 1999 and 1998, Pruco Life received a total of approximately $1,879,000, $2,770,000, and $2,873,299, respectively, in sales load charges.

4. On each Monthly date, (i.e., the Contract date and the same day of each succeeding month), we reduce the Contract Fund by an administrative charge of up to $4 plus up to $0.04 per $1,000 of face amount of insurance. Currently, this charge is not more than $8 per month on a non-guaranteed basis. This charge compensates Pruco Life for administrative expenses incurred, among other things, in issuing the Contracts, processing claims, paying cash surrender values and death benefits, keeping records, and communicating with Contract owners. During 2000, 1999, and 1998, Pruco Life received a total of approximately $140,000, $54,000, and $140,287, respectively, in monthly administrative charges.

5. We deduct a mortality charge (also referred to as a "cost of insurance charge") from the Contract Fund on each Monthly date to cover anticipated mortality costs. When an insured dies, the amount of the death benefit paid to the beneficiary is larger than the Contract Fund. The mortality charges are designed to enable Pruco Life to pay this larger death benefit. The charge is determined by multiplying the applicable "net amount at risk" (the amount by which the death benefit, computed as if there were no Contract debt, exceeds the Contract Fund) by a mortality rate based upon the insured's sex, issue age and current attained age, and the anticipated mortality for that class of persons. The maximum rate that Pruco Life may charge for underwritten and simplified issue Contracts which are not in a substandard risk class is 100% of the applicable rates of the non-smoker/smoker 1980 CSO Tables. The maximum rate that Pruco Life may charge under Contracts issued on a guaranteed issue basis which are not in a substandard risk class is 100% of the applicable rates of the composite 1980 CSO Tables. Higher rates apply if the insured is determined to be in a substandard risk class. Current cost of insurance rates are typically lower than the maximum rates.

6. We may deduct an extra monthly risk charge for aviation, occupational or temporary extra risks.

7. We deduct a charge for assuming mortality and expense risks. This is done by deducting daily, from the assets of each of the variable investment options, a percentage of those assets up to an effective annual rate of 0.90%. Pruco Life currently intends to charge only 0.60% on these Contracts, but reserves the right to make the full 0.90% charge. The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life estimated when it determined what mortality charges to make. The expense risk assumed is that expenses will be greater than Pruco Life estimated in fixing its administrative charges. During 2000, 1999, and 1998, Pruco Life received a total of approximately $2,421,000, $2,206,000, and $1,913,030, respectively, in mortality and expense risk charges.

8. In connection with each partial withdrawal of cash surrender value, we deduct an administrative processing charge, which is the lesser of: (a) $15 or; (b) 2% of each withdrawal. See Partial Withdrawal of Cash Surrender Value, page 16.

9. We deduct an administrative processing charge of up to $15 in connection with each decrease in face amount. See Decreases in Face Amount, page 16.

10. The Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Funds. More detailed information is contained in the attached prospectus for the Funds.

     The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:

---------------------------------------------------------------------------------------------

                            Total Portfolio Expenses
---------------------------------------------------------------------------------------------
                                                                   Total
             Portfolio                 Investment      Other    Contractual   Total Actual
                                     Advisory Fee     Expenses    Expenses      Expenses*
---------------------------------------------------------------------------------------------
Series Fund
  Conservative Balanced                  0.55%         0.05%       0.60%          0.60%
  Diversified Bond                       0.40%         0.05%       0.45%          0.45%
  Equity                                 0.45%         0.04%       0.49%          0.49%
  Flexible Managed                       0.60%         0.04%       0.64%          0.64%
  Global                                 0.75%         0.10%       0.85%          0.85%
  Government Income                      0.40%         0.07%       0.47%          0.47%
  High Yield Bond (1)                    0.55%         0.05%       0.60%          0.60%
  Money Market                           0.40%         0.04%       0.44%          0.44%
  Natural Resources (1)                  0.45%         0.13%       0.58%          0.55%
  Prudential Jennison                    0.60%         0.04%       0.64%          0.64%
    Small Capitalization Stock           0.40%         0.08%       0.48%          0.48%
  Stock Index (1)                        0.35%         0.04%       0.39%          0.39%
  Value (1)                              0.40%         0.05%       0.45%          0.45%
  Zero Coupon Bond 2005 (1)              0.40%         0.25%       0.65%          0.40%
AIM Variable Insurance Funds
  AIM V.I. Value Fund                    0.61%         0.23%       0.84%          0.84%
American Century Variable
Portfolios, Inc. (2)                     1.00%         0.00%       1.00%          1.00%
  VP Value Fund
Janus Aspen Series (3)                   0.65%         0.02%       0.67%          0.67%
  Growth Portfolio - Institutional
  Shares                                 0.75%         0.10%       0.85%          0.84%
MFS(R) Variable Insurance TrustSM (4)
  Emerging Growth Series                 1.05%         0.00%       1.05%          1.05%
T. Rowe Price International Series,
Inc. (2)
  International Stock Portfolio
---------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
---------------------------------------------------------------------------------------------

(1) Series Fund Pruco Life, on a non-guaranteed basis, makes daily adjustments that offset the effect of some of the expenses incurred by certain portfolios. Pruco Life currently makes such adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in:

     o the Zero Coupon Bond 2005 Portfolio will not exceed the investment management fee;
     o the Stock Index Portfolio will not exceed the investment management fee plus 0.05% of the average daily net assets of the portfolio; and
     o the High Yield Bond, Natural Resources, and Value Portfolios will not exceed the investment management fee plus 0.1% of the average daily net assets of the portfolio.

Pruco Life intends to continue these adjustments in the future, although we retain the right to discontinue them.

(2) American Century Variable Portfolios, Inc. / T. Rowe Price International Series, Inc.
     The Investment Management Fees include the ordinary expenses of operating the Funds.

(3)  Janus Aspen Series
     Table reflects expenses based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

(4)  MFS(R) Variable Insurance Trust(SM)
     An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."


     The expenses relating to the Funds (other than those of the Series Fund) have been provided to Pruco Life by the Funds. Pruco Life has not independently verified them.

11. Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Account.

     Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

You may specify the variable investment option[s] from which the monthly deductions are made. If the amount held in a designated variable investment option is insufficient or if no selection is made by the Contract owner, the monthly charges will be deducted based on the portions of the Contract Fund invested in each of the selected variable investment option[s].

Requirements for Issuance of a Contract

Pruco Life offers the Contract on a regular underwriting, a simplified underwriting, and a guaranteed issue basis. Underwritten Contracts require individualized evidence of the insured's insurability and rating class. Guaranteed issue Contracts do not require evidence of insurability and rating class, but may only be issued in certain circumstances on associated individuals, such as those employees of a company who meet criteria established by Pruco Life. Pruco Life sets minimum face amounts that it offers. The minimum face amount offered may depend on whether the Contract is issued on an underwritten or guaranteed issue basis. The minimum face amounts currently offered are $50,000 for Contracts issued on a guaranteed basis and $100,000 for Contracts issued on an underwritten basis. Pruco Life may reduce the minimum face amounts of the Contracts it will issue. A Contract owner may establish a schedule of face amounts under which the face amount changes on designated dates.

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for regular underwriting Contracts and between the ages of 20 and 64 for simplified underwriting and guaranteed issue Contracts. In its discretion, Pruco Life may issue the Contract on insureds of other ages.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

Premiums

Pruco Life sets a minimum initial premium for issuance of a Contract. A Contract typically contains a schedule of annual target premiums that the owner may pay. The Contract owner need not follow that schedule, however, and has considerable flexibility with respect to the timing and amount of payments. The minimum premium Pruco Life will accept is $25 and Pruco Life reserves the right to limit premiums in any year to $10,000. Payment of premiums in excess of certain amounts will cause the Contract to become a Modified Endowment Contract, which affects the tax treatment of pre-death distributions under the Contract. See Tax Treatment of Contract Benefits, page 20. Pruco Life may refuse to accept a premium that will increase the death benefit by more than the Contract Fund. See Death Benefit, page 15.

Allocation of Premiums

On the Contract date, Pruco Life deducts any applicable charge for taxes attributable to premiums, the $2 processing charge, and the front-end sales charge from the initial premium, and the first monthly charges are made. See Charges and Expenses, page 10. Except as provided below, the remainder of the initial premium is allocated among the variable investment options according to your specified allocation. In certain states, any Contract owner who exercises his or her short-term cancellation ("free-look") right receives a return of premium with no adjustment for investment experience. For those Contract owners, the initial premium remaining after deduction of the charges described above is allocated to the Money Market investment option until the end of the free-look period. If receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for taxes attributable to premiums, the $2 processing charge, and the front-end sales charge also apply to all subsequent premium payments. (The front-end sales charge on premiums after the first year is generally reduced to 5%, but Pruco Life reserves the contractual right to charge up to 8%.) The remainder is invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office, or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. The percentage of the invested premium that you may allocate to a particular variable investment option must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected variable investment option[s] must equal 100%.

Transfers

If the Contract is not in default, you may, up to four times in each Contract year, transfer amounts from one variable investment option to another variable investment option. Currently, you may make additional transfers with our consent and without charge. All or a portion of the amount credited to a variable investment option may be transferred. The minimum transfer is the lesser of $250 or the amount invested in a particular variable investment option.

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 22, depending on the terms of the assignment. We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


All the shares held by the Zero Coupon Bond variable investment option in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that variable investment option. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market investment option unless the Contract owner directs that it be transferred to another variable investment option. A transfer that occurs upon the liquidation of a Zero Coupon Bond variable investment option will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2005 variable investment option is November 15, 2005.


Unless otherwise restricted, a transfer takes effect on the date that proper notice is received at a Home Office.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.


Return of Sales Charge

If the Contract is surrendered within the first three Contract years, and it's not in default, Pruco Life will return any sales charges deducted from premiums paid within the 365 days prior to the date Pruco Life receives the surrender request at a Home Office.

Pruco Life's sales expenses may be reduced if a number of Contracts with aggregate first-year premiums exceeding $5 million are purchased by one employer, or by employees affiliated with a common employer. On a non-guaranteed basis, we may refund a portion of the sales load collected on such Contracts. Currently, Pruco Life intends to do so by adding an amount equal to 3% of the aggregate first year premiums between $5 million to $10 million, and 6% of the premiums in excess of $10 million, plus interest as determined by Pruco Life, to the Contract Fund of such Contracts at the end of the first Contract year.

Any such refund will be generated only by that portion of the aggregate first year premiums over $5 million that 1) does not exceed the "7-pay" premium amount as defined under section 7702A of the Internal Revenue Code, and 2) is received within 11 months of the first Contract date for that employer. Each Contract's portion of the total refund will be proportional to that Contract's contribution to the total aggregate first year premiums eligible for the refund.

Beginning with Contracts sold on or after March 21, 1997, a portion of the sales load may be refunded on a non-guaranteed basis if aggregate premiums paid within the first 11 months of the Contract date, under all Contracts purchased by an employer or by employees affiliated with a common employer (a) exceed two times the "7-pay" premium amount, as defined under section 7702A of the Internal Revenue Code, and (b) exceed $5 million. Currently, Pruco Life is doing so by adding an amount, equal to 4% of the aggregate premiums paid within the first 11 months of the Contract date in excess of the 7-pay limit, to the Contract Fund at the end of the first Contract year.

Additional non-guaranteed refunds of sales load may be made based on such factors as total aggregate premiums of a certain amount over a given period of time and the persistency of the Contracts.

Reduction of Charges

In addition to the refund of sales charges noted above, Pruco Life reserves the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1)  the number of individuals;
     (2) the total amount of premium payments expected to be received from these Contracts;
     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and
     (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. Pruco Life may withdraw or modify other reductions on a uniform basis. Pruco Life's reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Cash Surrender Value

The Contract has a cash surrender value which the owner may obtain while the insured is living by surrendering the Contract. Surrendering the Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 20. Unlike traditional fixed-benefit life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the selected variable investment option[s]. It also varies with the amount of invested premiums and the charges deducted from the Account. The cash surrender value equals the Contract Fund plus any refund of sales charges due minus any Contract debt from any outstanding loan. The Contract owner may withdraw part of the cash surrender value under certain conditions. See Partial Withdrawal of Cash Surrender Value, page 16, and Tax Treatment of Contract Benefits, page 20.


There is no minimum cash surrender value. If the Contract Fund is insufficient to pay monthly charges, the Contract will lapse in 61 days unless a payment sufficient to keep the Contract in-force is received. See Lapse and Reinstatement, page 21.


The tables on pages T1 through T8 illustrate what the cash surrender values would be for representative Contracts, assuming certain uniform hypothetical investment results in the selected Fund portfolio[s].

Death Benefit

The Contracts provide a choice of either fixed or variable death benefit plans.

Under the fixed death benefit plan, the death benefit on any date is equal to the greater of: (1) the current Contract face amount; and (2) the Contract Fund before deduction of any monthly charges due on that date, plus a return of any sales charges due upon surrender, multiplied by the "attained age factor" (a list of applicable attained age factors is included in the Contract).

Under the variable death benefit plan, the death benefit on any date is equal to the greater of: (1) the Contract face amount plus the Contract Fund before deduction of any monthly charges due on that date (but not less than the Contract face amount); and (2) the Contract Fund before deduction of any monthly charges, plus a return of any sales charges due upon surrender, multiplied by the attained age factor.

Both death benefit plans assume there is no Contract debt and the Contract is not in default. Death benefit proceeds will be reduced to reflect any Contract debt. Under either plan, if the death benefit is determined by applying the attained age factor, Pruco Life reserves the right to refuse to accept further premium payments.

If the Contract is in default and the insured dies in the 61-day grace period, the death benefit less any overdue charges is payable. If the insured dies after the grace period, no death benefit is payable. See Lapse and Reinstatement, page 21.

You may be able to increase or decrease the face amount of the Contract with Pruco Life's consent. The Contract may become a Modified Endowment Contract and may have tax consequences if the face amount is increased or decreased. See Increases in Face Amount, below, Decreases in Face Amount, page 16, and Tax Treatment of Contract Benefits, page 20.

Partial Withdrawal of Cash Surrender Value

Contract owners may make withdrawals from the Contract Fund. Such withdrawals may have tax consequences. See Tax Treatment of Contract Benefits, page 20. You may make up to four withdrawals per year, subject to certain requirements. The amount withdrawn must be at least $2,000 for Contracts with a fixed death benefit and $500 for Contracts with a variable death benefit. Also, there is an administrative processing fee equal to the lesser of $15 or 2% of the amount withdrawn. A Contract owner may not designate the variable investment option[s] from which a withdrawal is to be taken. The amount withdrawn plus the administrative processing fee will be taken proportionately from the Contract Fund based on the portion of the total Contract Fund in a particular variable investment option. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. You must make all requests for withdrawals in writing. Upon request, we will tell you how much may be withdrawn. Whenever a withdrawal is made, the face amount may be reduced in order to prevent the net amount at risk from increasing.

No partial withdrawal is permitted if it would result in a new current face amount of less than $100,000 under an underwritten Contract or less than $50,000 under a guaranteed issue Contract. It is important to note that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. A withdrawal may affect target premiums and monthly deductions. You should consult your tax adviser and Pruco Life representative before making any withdrawal which causes a decrease in face amount. See Tax Treatment of Contract Benefits, page 20. Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount.

Increases in Face Amount

You may elect to increase the face amount[s] of the Contract after the first Contract anniversary. The following conditions must be met:

(1)  you must ask for the increase in writing on an appropriate form;
(2)  the amount of the increase in face amount must be at least $25,000;
(3) if more than one face amount is shown in the Contract, each must be increased by the same amount unless we consent otherwise;
(4) the insured must supply evidence of insurability for the increase that is satisfactory to Pruco Life;
(5)  if we request, you must send in the Contract to be suitably endorsed;
(6)  the Contract must not be in default on the date the increase takes effect;
(7) if Pruco Life, between the Contract date and the date that your requested increase in face amount would take effect, has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase;
(8)  you must make any required payment at the time of the increase; and
(9)  we have the right to deny more than one increase in a Contract year.

Increases in a Contract's face amount may also affect whether the Contract is a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 20.

Pruco Life will supply you with pages which show the increased face amount[s], the effective date of the increase, and the recomputed charges. If the insured is not living on the effective date of the requested increase, the increase will not take effect.

Decreases in Face Amount

You may be permitted to decrease the Contract's face amount[s] without withdrawing a portion of the Contract Fund. This can be done to reduce monthly charges. There is an administrative processing charge of up to $15 for each decrease. Decreases in face amount may be combined with cash withdrawals.

You may elect to decrease the Contract's face amount[s] no earlier than the first Contract anniversary. The following conditions must be met:

(1)  you must ask for the decrease in writing on an appropriate form;
(2)  the amount of the decrease in face amount must be at least $10,000;
(3) if more than one face amount is shown in the Contract, each must be decreased by the same amount unless we consent otherwise; and
(4)  if we request, you must send in the Contract to be suitably endorsed.

Pruco Life reserves the right to refuse to reduce the Contract's face amount[s] to the extent that this would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code.

Pruco Life will supply you with pages which show the decreased face amount[s], the effective date of the decrease, and the recomputed charges. If the insured is not living on the effective date of the decrease, the decrease will not take effect.

You should carefully consider the tax consequences before requesting a decrease in face amount; if a decrease is effected, the Contract may become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 20.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following eight tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All eight tables assume the following:

o a Contract with a face amount of $100,000 bought by a male, non-smoker of a given age, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the given premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 19 available portfolios of the Funds.

The first four tables (pages T1 through T4) assume target premiums are paid annually for all years, and the remaining four tables (pages T5 through T8) assume payment of the 7-pay premiums for seven years. These are the maximum annual premiums that may be paid in the first seven years without the Contract's becoming a Modified Endowment Contract under federal tax law. See Tax Treatment of Contract Benefits, page 20. Furthermore, as their headings indicate, the following eight tables alternate between tables assuming the current charges will continue for the indefinite future and tables assuming the maximum contractual charges have been made from the beginning.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following eight tables (pages T1 through T8) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first three years reflect the refund of the prior year's sales charges applicable to surrenders.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 19 portfolios of 0.62%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based on maximum charges. Thus, assuming current charges, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.22%, 4.78% and 10.78%, respectively. Assuming maximum charges, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.52%, 4.48% and 10.48%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.62% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex.

Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 35
            ASSUME PAYMENT OF $1,447.03 ANNUAL PREMIUMS FOR ALL YEARS
                              USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.22% Net)     (4.78% Net)    (10.78% Net)       (-1.22% Net)     (4.78% Net)    (10.78% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  1,505          $100,000        $100,000      $  100,000            $ 1,187        $  1,258      $    1,330
     2           $  3,070          $100,000        $100,000      $  100,000            $ 2,259        $  2,473      $    2,696
     3           $  4,698          $100,000        $100,000      $  100,000            $ 3,345        $  3,774      $    4,238
     4           $  6,391          $100,000        $100,000      $  100,000            $ 4,343        $  5,063      $    5,874
     5           $  8,151          $100,000        $100,000      $  100,000            $ 5,396        $  6,484      $    7,761
     6           $  9,982          $100,000        $100,000      $  100,000            $ 6,431        $  7,970      $    9,848
     7           $ 11,886          $100,000        $100,000      $  100,000            $ 7,452        $  9,526      $   12,160
     8           $ 13,867          $100,000        $100,000      $  100,000            $ 8,458        $ 11,154      $   14,721
     9           $ 15,926          $100,000        $100,000      $  100,000            $ 9,450        $ 12,859      $   17,559
    10           $ 18,068          $100,000        $100,000      $  100,000            $10,423        $ 14,640      $   20,699
    15           $ 30,134          $100,000        $100,000      $  108,956            $15,029        $ 24,848      $   42,261
    20           $ 44,813          $100,000        $100,000      $  171,831            $19,060        $ 37,528      $   77,683
    25           $ 62,673          $100,000        $104,010      $  264,089            $22,739        $ 54,262      $  137,775
30 (Age 65)      $ 84,403          $100,000        $126,851      $  399,690            $25,451        $ 75,435      $  237,686
    35           $110,840          $100,000        $152,702      $  604,070            $26,743        $101,949      $  403,299
    40           $143,005          $100,000        $182,422      $  914,674            $25,004        $134,428      $  674,026
    45           $182,138          $100,000(2)     $217,937      $1,395,684            $17,600(2)     $173,797      $1,113,004

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T1

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 35
            ASSUME PAYMENT OF $1,447.03 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.52% Net)     (4.48% Net)    (10.48% Net)       (-1.52% Net)     (4.48% Net)    (10.48% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  1,505          $100,000        $100,000        $100,000            $ 1,114         $ 1,183        $  1,251
     2           $  3,070          $100,000        $100,000        $100,000            $ 2,094         $ 2,294        $  2,503
     3           $  4,698          $100,000        $100,000        $100,000            $ 3,049         $ 3,446        $  3,876
     4           $  6,391          $100,000        $100,000        $100,000            $ 3,867         $ 4,527        $  5,272
     5           $  8,151          $100,000        $100,000        $100,000            $ 4,772         $ 5,762        $  6,926
     6           $  9,982          $100,000        $100,000        $100,000            $ 5,649         $ 7,040        $  8,742
     7           $ 11,886          $100,000        $100,000        $100,000            $ 6,498         $ 8,361        $ 10,736
     8           $ 13,867          $100,000        $100,000        $100,000            $ 7,319         $ 9,727        $ 12,927
     9           $ 15,926          $100,000        $100,000        $100,000            $ 8,111         $11,139        $ 15,335
    10           $ 18,068          $100,000        $100,000        $100,000            $ 8,872         $12,598        $ 17,983
    15           $ 30,134          $100,000        $100,000        $100,000            $12,168         $20,630        $ 35,827
    20           $ 44,813          $100,000        $100,000        $142,434            $14,383         $29,944        $ 64,393
    25           $ 62,673          $100,000        $100,000        $207,791            $14,918         $40,524        $108,404
30 (Age 65)      $ 84,403          $100,000        $100,000        $294,346            $12,735         $52,449        $175,040
    35           $110,840          $100,000        $100,000        $410,163            $ 5,622         $66,027        $273,840
    40           $143,005          $      0(2)     $110,106        $566,406            $     0(2)      $81,138        $417,386
    45           $182,138          $      0        $121,097        $778,961            $     0         $96,570        $621,191

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 38, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T2

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 55
            ASSUME PAYMENT OF $3,670.28 ANNUAL PREMIUMS FOR ALL YEARS
                              USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.22% Net)     (4.78% Net)    (10.78% Net)       (-1.22% Net)     (4.78% Net)    (10.78% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  3,817          $100,000        $100,000        $100,000            $ 3,082        $  3,267        $  3,452
     2           $  7,787          $100,000        $100,000        $100,000            $ 5,859        $  6,412        $  6,987
     3           $ 11,915          $100,000        $100,000        $100,000            $ 8,652        $  9,763        $ 10,966
     4           $ 16,209          $100,000        $100,000        $100,000            $11,212        $ 13,079        $ 15,183
     5           $ 20,675          $100,000        $100,000        $100,000            $13,895        $ 16,724        $ 20,042
     6           $ 25,319          $100,000        $100,000        $100,000            $16,521        $ 20,527        $ 25,421
     7           $ 30,149          $100,000        $100,000        $100,000            $19,090        $ 24,498        $ 31,384
     8           $ 35,172          $100,000        $100,000        $100,000            $21,624        $ 28,672        $ 38,024
     9           $ 40,395          $100,000        $100,000        $100,000            $24,127        $ 33,063        $ 45,427
10 (Age 65)      $ 45,828          $100,000        $100,000        $100,000            $26,599        $ 37,688        $ 53,691
    15           $ 76,432          $100,000        $100,000        $165,573            $38,297        $ 64,753        $110,542
    20           $113,666          $100,000        $134,047        $275,406            $48,082        $ 98,780        $202,947
    25           $158,966          $100,000(2)     $177,379        $445,766            $55,580(2)     $141,453        $355,481

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 44, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T3

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 55
            ASSUME PAYMENT OF $3,670.28 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.52% Net)     (4.48% Net)    (10.48% Net)       (-1.52% Net)     (4.48% Net)    (10.48% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  3,817          $100,000        $100,000        $100,000            $ 2,613         $ 2,781        $  2,949
     2           $  7,787          $100,000        $100,000        $100,000            $ 4,847         $ 5,330        $  5,834
     3           $ 11,915          $100,000        $100,000        $100,000            $ 6,985         $ 7,933        $  8,965
     4           $ 16,209          $100,000        $100,000        $100,000            $ 8,738         $10,306        $ 12,082
     5           $ 20,675          $100,000        $100,000        $100,000            $10,668         $13,012        $ 15,781
     6           $ 25,319          $100,000        $100,000        $100,000            $12,485         $15,768        $ 19,811
     7           $ 30,149          $100,000        $100,000        $100,000            $14,181         $18,570        $ 24,211
     8           $ 35,172          $100,000        $100,000        $100,000            $15,744         $21,412        $ 29,023
     9           $ 40,395          $100,000        $100,000        $100,000            $17,162         $24,290        $ 34,299
10 (Age 65)      $ 45,828          $100,000        $100,000        $100,000            $18,422         $27,202        $ 40,102
    15           $ 76,432          $100,000        $100,000        $119,666            $21,974         $42,369        $ 79,893
    20           $113,666          $100,000        $100,000        $189,777            $18,525         $58,899        $139,847
    25           $158,966          $100,000(2)     $100,000        $283,006            $   503(2)      $79,097        $225,686

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T4

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 35
            ASSUME PAYMENT OF $3,897 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.22% Net)     (4.78% Net)    (10.78% Net)       (-1.22% Net)     (4.78% Net)    (10.78% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  4,053          $100,000        $100,000      $  100,000            $ 3,532        $  3,737      $    3,941
     2           $  8,268          $100,000        $100,000      $  100,000            $ 6,760        $  7,379      $    8,023
     3           $ 12,651          $100,000        $100,000      $  100,000            $10,023        $ 11,276      $   12,630
     4           $ 17,210          $100,000        $100,000      $  100,000            $13,058        $ 15,171      $   17,547
     5           $ 21,952          $100,000        $100,000      $  100,000            $16,241        $ 19,450      $   23,205
     6           $ 26,883          $100,000        $100,000      $  101,691            $19,385        $ 23,935      $   29,476
     7           $ 32,011          $100,000        $100,000      $  121,512            $22,491        $ 28,637      $   36,406
     8           $ 33,291          $100,000        $100,000      $  129,531            $22,019        $ 29,812      $   40,108
     9           $ 34,623          $100,000        $100,000      $  138,143            $21,550        $ 31,041      $   44,199
    10           $ 36,008          $100,000        $100,000      $  147,379            $21,079        $ 32,326      $   48,716
    15           $ 43,809          $100,000        $102,281      $  204,801            $18,701        $ 39,671      $   79,436
    20           $ 53,300          $100,000        $107,720      $  286,698            $16,104        $ 48,699      $  129,613
    25           $ 64,848          $100,000        $116,571      $  412,304            $13,294        $ 60,815      $  215,098
30 (Age 65)      $ 78,898          $100,000        $127,879      $  600,694            $ 9,414        $ 76,046      $  357,218
    35           $ 95,991          $100,000        $142,421      $  887,858            $ 3,652        $ 95,085      $  592,767
    40           $116,788          $      0(2)     $160,472      $1,326,722            $     0(2)     $118,252      $  977,666
    45           $142,090          $      0        $183,285      $2,008,376            $     0        $146,163      $1,601,602

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 38, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T5

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 35
            ASSUME PAYMENT OF $3,897 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.52% Net)     (4.48% Net)    (10.48% Net)       (-1.52% Net)     (4.48% Net)    (10.48% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  4,053          $100,000        $100,000      $  100,000            $ 3,455         $ 3,655        $  3,854
     2           $  8,268          $100,000        $100,000      $  100,000            $ 6,557         $ 7,155        $  7,778
     3           $ 12,651          $100,000        $100,000      $  100,000            $ 9,607         $10,809        $ 12,109
     4           $ 17,210          $100,000        $100,000      $  100,000            $12,304         $14,320        $ 16,590
     5           $ 21,952          $100,000        $100,000      $  100,000            $15,251         $18,300        $ 21,873
     6           $ 26,883          $100,000        $100,000      $  100,000            $18,146         $22,454        $ 27,709
     7           $ 32,011          $100,000        $100,000      $  113,921            $20,990         $26,791        $ 34,132
     8           $ 33,291          $100,000        $100,000      $  120,694            $20,360         $27,688        $ 37,371
     9           $ 34,623          $100,000        $100,000      $  127,900            $19,721         $28,613        $ 40,922
    10           $ 36,008          $100,000        $100,000      $  135,564            $19,072         $29,565        $ 44,811
    15           $ 43,809          $100,000        $100,000      $  181,827            $15,588         $34,741        $ 70,525
    20           $ 53,300          $100,000        $100,000      $  244,666            $11,385         $40,566        $110,610
    25           $ 64,848          $100,000        $100,000      $  329,905            $ 5,656         $46,833        $172,110
30 (Age 65)      $ 78,898          $      0(2)     $100,000      $  445,508            $     0(2)      $53,218        $264,933
    35           $ 95,991          $      0        $100,000      $  602,407            $     0         $59,082        $402,189
    40           $116,788          $      0        $100,000      $  815,852            $     0         $63,303        $601,204
    45           $142,090          $      0        $100,000(2)   $1,107,633            $     0         $63,123(2)     $883,294

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 29, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 55 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T6

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 55
            ASSUME PAYMENT OF $7,633 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.22% Net)     (4.78% Net)    (10.78% Net)       (-1.22% Net)     (4.78% Net)    (10.78% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  7,938          $100,000        $100,000        $100,000            $ 6,886        $  7,285        $  7,684
     2           $ 16,194          $100,000        $100,000        $100,000            $13,170        $ 14,381        $ 15,641
     3           $ 24,780          $100,000        $100,000        $100,000            $19,525        $ 21,977        $ 24,631
     4           $ 33,710          $100,000        $100,000        $100,000            $25,438        $ 29,582        $ 34,246
     5           $ 42,997          $100,000        $100,000        $100,000            $31,651        $ 37,959        $ 45,348
     6           $ 52,655          $100,000        $100,000        $107,595            $37,802        $ 46,771        $ 57,686
     7           $ 62,699          $100,000        $101,770        $129,477            $43,895        $ 56,045        $ 71,303
     8           $ 65,207          $100,000        $103,331        $139,045            $42,969        $ 58,417        $ 78,607
     9           $ 67,815          $100,000        $105,012        $149,465            $42,035        $ 60,908        $ 86,691
10 (Age 65)      $ 70,528          $100,000        $106,822        $160,826            $41,091        $ 63,524        $ 95,639
    15           $ 85,808          $100,000        $117,576        $234,510            $35,881        $ 78,498        $156,568
    20           $104,399          $100,000        $131,106        $346,519            $28,287        $ 96,613        $255,351
    25           $127,017          $100,000(2)     $149,897        $524,941            $14,676(2)     $119,537        $418,620

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 29, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T7

                  PRUSELECT II VARIABLE LIFE INSURANCE CONTRACT
             FIXED DEATH BENEFIT PLAN - MALE PREFERRED ISSUE AGE 55
            ASSUME PAYMENT OF $7,633 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                              Cash Surrender Value (1)
                                ----------------------------------------------     ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                       Annual Investment Return of
   End of     Accumulated       ----------------------------------------------     ----------------------------------------------
   Policy    at 4% Interest         0% Gross       6% Gross        12% Gross           0% Gross       6% Gross        12% Gross
    Year        Per Year         (-1.52% Net)     (4.48% Net)    (10.48% Net)       (-1.52% Net)     (4.48% Net)    (10.48% Net)
 ----------  --------------     --------------  --------------  --------------     --------------  --------------  --------------
     1           $  7,938          $100,000        $100,000        $100,000            $ 6,422         $ 6,803        $  7,185
     2           $ 16,194          $100,000        $100,000        $100,000            $12,139         $13,273        $ 14,454
     3           $ 24,780          $100,000        $100,000        $100,000            $17,748         $20,020        $ 22,483
     4           $ 33,710          $100,000        $100,000        $100,000            $22,660         $26,474        $ 30,777
     5           $ 42,997          $100,000        $100,000        $100,000            $28,060         $33,839        $ 40,630
     6           $ 52,655          $100,000        $100,000        $100,000            $33,361         $41,552        $ 51,579
     7           $ 62,699          $100,000        $100,000        $115,485            $38,568         $49,646        $ 63,597
     8           $ 65,207          $100,000        $100,000        $122,513            $36,885         $50,945        $ 69,261
     9           $ 67,815          $100,000        $100,000        $129,986            $35,086         $52,233        $ 75,393
10 (Age 65)      $ 70,528          $100,000        $100,000        $137,934            $33,150         $53,507        $ 82,026
    15           $ 85,808          $100,000        $100,000        $185,892            $20,597         $59,495        $124,109
    20           $104,399          $      0(2)     $100,000        $251,202            $     0(2)      $63,947        $185,111
    25           $127,017          $      0        $100,000(2)     $340,531            $     0         $64,290(2)     $271,560

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 20, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 35 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T8

Contract Loans

You may borrow from Pruco Life an amount up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value of a Contract is 90% of its Contract Fund, if the Contract is not in default. The minimum amount that may be borrowed at any one time is $500 unless the loan is used to pay premiums on a life insurance policy issued by Pruco Life or its affiliates.


The Contract provides a choice of fixed or variable loan interest rates. Under the fixed loan interest rate provision, interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Under the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate
Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). The interest rate will not exceed any rate required by state law and will not exceed the greater of 5% and the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to that service. If that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued, will be used. For example, the Published Monthly Average in 2000 ranged from 7.65% to 8.41%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The "Contract debt" is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time your Contract debt exceeds your Contract Fund, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force.


If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits -- Pre-Death Distributions, page 20, and Lapse and Reinstatement, page 21.


When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable variable investment option[s]. The reduction is generally made in the same proportions as the value that each variable investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was transferred continues to be treated as part of the Contract Fund, but it is credited with the assumed effective annual rate of return of 4% rather than with the actual rate of return of the applicable variable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with an effective annual rate of 4% or an effective annual rate that is 1% less than the loan interest rate for the Contract year, whichever is greater. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate applies.

If the death benefit becomes payable while a loan is outstanding, or if the Contract is surrendered, any Contract debt will be deducted from the proceeds otherwise payable.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected variable investment option[s] will apply only to the amount remaining in those variable investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the variable investment options proportionately based on their balances at the time of the loan repayment.

The tax treatment of Contract loans depends on whether the Contract is classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 20.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, withdrawal, or loan proceeds within seven days after all the documents required for such a payment are received at a Home Office. The amount is determined as of the end of the valuation period in which the necessary documents are received at a Home Office, except the death benefit is determined as of the date of death.

Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; or (2) the SEC restricts trading; or (3) the SEC declares that an emergency exists.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

o    the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.


     o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.


     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

     o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

     o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59", on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Lapse and Reinstatement

If the Contract Fund on any Monthly date has decreased to zero or less, or if a Contract's debt should exceed its Contract Fund, the Contract will go into default.


Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the Contract in-force. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 20.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

A Contract that has lapsed has no value and provides no benefits. It is possible for a lapsed Contract to be classified as a Modified Endowment Contract if reinstated after lapsing. See Tax Treatment of Contract Benefits, page 20.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contracts employ mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. The Contract is not available in those states that have adopted regulations prohibiting sex-distinct insurance rates. The Contract may not be assigned if to do so would violate regulations or laws relating to sex-distinct insurance rates.
Exchange Right Available in Some States

In some states, you may have the right to exchange the Contract for a Life Paid Up at Age 85 plan on the insured's life issued by The Prudential Insurance Company of America. Such an exchange may be permitted within the first two Contract years after a Contract is issued, so long as the Contract is not in default. This is a general account policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy will have the same issue date and risk classification for the insured as the original Contract. The exchange may be subject to an equitable adjustment in premiums and values, and a payment may be required. You may wish to obtain tax advice before effecting such an exchange.

Reduced Paid-Up Insurance Option Available in Some States

In some states, Contract owners will have the right to take the cash surrender value and use it to purchase fixed reduced paid-up insurance. Fixed reduced paid-up insurance provides coverage for the lifetime of the insured. The insurance amount depends on the cash surrender value and the age, sex, and rating class of the insured. Fixed reduced paid-up insurance has a cash surrender value and a loan value. A Contract may be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 20.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company or to an employee benefit plan without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract.


Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.


Misstatement of Age or Sex. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, Pruco Life will pay no more under the Contract than the sum of the premiums paid if the insured, whether sane or insane, dies by suicide within two years from the Contract date.

Generally, if the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance that was requested after issue and required Company approval, Pruco Life will pay, with respect to the amount of the increase, no more than the sum of the monthly charges attributable to the increase.

Substitution of Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. The approval of the SEC, and possibly one or more state insurance departments, will be required before this can be done. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

The maximum commission that will be paid to the representative is 14 1/2% of premiums received in the first year up to certain limits. Additional first year premiums and premiums in later years may generate up to 4% commission. Moreover, trail commissions of up to 0.2% of the Contract Fund as of the Contract's anniversary may be paid. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus. This may include the amounts derived from the mortality and expense risk charge described in item 7 under Charges and Expenses, page 10.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.


Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; prior to 1997: President, Prudential Select.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; 1996 to 1999: President, Guaranteed Products, Prudential Institutional.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; prior to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.

KIYOFUMI SAKAGUCHI, Director - President and CEO, Prudential International Insurance Group.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000: Vice President and Treasurer, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; prior to 1998:
Vice President and Operations Executive, Prudential Individual Insurance Group.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department.

HIROSHI  NAKAJIMA,  Senior  Vice  President  -  President  and CEO,  Pruco  Life
Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Enterprise Financial Management, Prudential since 2000; 1999 to 2000: Vice President and Individual Life Controller, Enterprise Financial Management, Prudential; 1997 to 1999: Vice President, Accounting,
Enterprise Financial Management; prior to 1997: Vice President, Accounting, External Financial Reporting.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                           FINANCIAL STATEMENTS OF THE
                    PRUSELECT II VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                   SUBACCOUNTS
                                                    ---------------------------------------------------------------------------
                                                    Prudential      Prudential                      Prudential      Prudential
                                                       Money        Diversified     Prudential       Flexible      Conservative
                                                      Market           Bond           Equity          Managed        Balanced
                                                     Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                    -----------     -----------     ----------      ----------     ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .........   $ 46,985,994    $ 54,921,491    $ 48,301,654     $ 8,798,212    $ 48,914,788
                                                   ------------    ------------    ------------     -----------    ------------
  Net Assets ...................................   $ 46,985,994    $ 54,921,491    $ 48,301,654     $ 8,798,212    $ 48,914,788
                                                   ============    ============    ============     ===========    ============

NET ASSETS, representing:
  Equity of contract owners [Note 4] ...........   $ 46,985,994    $ 54,921,491    $ 48,301,654     $ 8,798,212    $ 48,914,788
                                                   ------------    ------------    ------------     -----------    ------------
                                                   $ 46,985,994    $ 54,921,491    $ 48,301,654     $ 8,798,212    $ 48,914,788
                                                   ============    ============    ============     ===========    ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28


                                       A1

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
Prudential     Prudential      Prudential                       Prudential                      Prudential
Zero Coupon    High Yield         Stock        Prudential         Natural       Prudential      Government
 Bond 2000        Bond            Index           Value          Resources        Global          Income
 Portfolio      Portfolio       Portfolio       Portfolio        Portfolio       Portfolio       Portfolio
-----------    ----------      -----------     ----------       ----------      ----------      ----------



$         0     $ 2,681,334    $205,122,327    $ 10,506,601     $ 1,941,312    $ 19,965,873     $ 4,024,111
-----------     -----------    ------------    ------------     -----------    ------------     -----------
$         0     $ 2,681,334    $205,122,327    $ 10,506,601     $ 1,941,312    $ 19,965,873     $ 4,024,111
===========     ===========    ============    ============     ===========    ============     ===========


$         0     $ 2,681,334    $205,122,327    $ 10,506,601     $ 1,941,312    $ 19,965,873     $ 4,024,111
-----------     -----------    ------------    ------------     -----------    ------------     -----------
$         0     $ 2,681,334    $205,122,327    $ 10,506,601     $ 1,941,312    $ 19,965,873     $ 4,024,111
===========     ===========    ============    ============     ===========    ============     ===========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28


                                       A2

                           FINANCIAL STATEMENTS OF THE
                    PRUSELECT II VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                   SUBACCOUNTS
                                                  -----------------------------------------------------------------------------
                                                                                    Prudential
                                                    Prudential                         Small       T. Rowe Price
                                                    Zero Coupon     Prudential    Capitalization   International     AIM V.I.
                                                     Bond 2005       Jennison          Stock           Stock           Value
                                                     Portfolio       Portfolio       Portfolio       Portfolio         Fund
                                                  --------------    -----------   --------------   --------------    ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ........    $ 20,693,570     $ 8,449,434    $ 17,660,525     $ 1,428,577     $ 1,201,725
                                                   ------------     -----------    ------------     -----------     -----------
  Net Assets ..................................    $ 20,693,570     $ 8,449,434    $ 17,660,525     $ 1,428,577     $ 1,201,725
                                                   ============     ===========    ============     ===========     ===========

NET ASSETS, representing:
  Equity of contract owners [Note 4] ..........    $ 20,693,570     $ 8,449,434    $ 17,660,525     $ 1,428,577     $ 1,201,725
                                                   ------------     -----------    ------------     -----------     -----------
                                                   $ 20,693,570     $ 8,449,434    $ 17,660,525     $ 1,428,577     $ 1,201,725
                                                   ============     ===========    ============     ===========     ===========





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                                       A3

-------------------------------------------

   Janus            MFS           American
   Aspen         Emerging          Century
  gGowth          Growth          VP Value
 Portfolio        Series            Fund
-----------     -----------      ----------



$ 1,984,931     $ 1,448,475      $  642,261
-----------     -----------      ----------
$ 1,984,931     $ 1,448,475      $  642,261
===========     ===========      ==========


$ 1,984,931     $ 1,448,475      $  642,261
-----------     -----------      ----------
$ 1,984,931     $ 1,448,475      $  642,261
===========     ===========      ==========





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                                       A4

                           FINANCIAL STATEMENTS OF THE
                    PRUSELECT II VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                 SUBACCOUNTS
                                            ------------------------------------------------------------------------------------
                                                           Prudential                                 Prudential
                                                              Money                                   Diversified
                                                             Market                                      Bond
                                                            Portfolio                                  Portfolio
                                            ----------------------------------------    ----------------------------------------
                                               2000           1999          1998           2000          1999           1998
                                            -----------    ----------     ----------    -----------    ----------    -----------
INVESTMENT INCOME
  Dividend income                           $ 1,271,067    $  835,985     $  461,945    $ 2,992,796    $        0    $ 2,359,120
                                            -----------    ----------     ----------    -----------    ----------    -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Notes 5A] ............................     118,314       102,057         53,117        275,864       253,044        229,634
  Reimbursement for excess expenses
    [Note 5C] .............................           0             0              0              0             0              0
                                            -----------    ----------     ----------    -----------    ----------    -----------
NET EXPENSES ..............................     118,314       102,057         53,117        275,864       253,044        229,634
                                            -----------    ----------     ----------    -----------    ----------    -----------
NET INVESTMENT INCOME (LOSS) ..............   1,152,753       733,928        408,828      2,716,932      (253,044)     2,129,486
                                            -----------    ----------     ----------    -----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ....           0             0              0          5,872       114,761        128,093
  Realized gain (loss) on shares redeemed             0             0              0         23,979       (24,825)       173,161
  Net change in unrealized gain (loss) on
    investments ...........................           0             0              0      1,433,451      (406,752)       (29,348)
                                            -----------    ----------     ----------    -----------    ----------    -----------

NET GAIN (LOSS) ON INVESTMENTS ............           0             0              0      1,463,302      (316,816)       271,906
                                            -----------    ----------     ----------    -----------    ----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................. $ 1,152,753    $  733,928     $  408,828    $ 4,180,234    $ (569,860)   $ 2,401,392
                                            ===========    ==========     ==========    ===========    ==========    ===========





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28


                                       A5


                                                     SUBACCOUNTS (Continued)
 -------------------------------------------------------------------------------------------------------------------------------
                                                           Prudential                                 Prudential
               Prudential                                   Flexible                                 Conservative
                 Equity                                      Managed                                   Balanced
                Portfolio                                   Portfolio                                  Portfolio
 ----------------------------------------    ---------------------------------------     ---------------------------------------
   2000           1999          1998           2000           1999          1998           2000          1999           1998
 ----------     ----------    -----------    ----------      --------    -----------     ----------   -----------    -----------

$   881,331    $   716,887   $   860,120    $   320,218   $     1,508    $ 1,147,432     $1,841,778   $ 2,010,476    $ 1,965,960
-----------    -----------   -----------    -----------   -----------    -----------     ----------   -----------    -----------



    268,208        263,130       284,011         53,834       111,448        209,364        298,161       289,895        271,618

          0              0             0              0             0              0              0             0              0
-----------    -----------   -----------    -----------   -----------    -----------     ----------   -----------    -----------
    268,208        263,130       284,011         53,834       111,448        209,364        298,161       289,895        271,618
-----------    -----------   -----------    -----------   -----------    -----------     ----------   -----------    -----------
    613,123        453,757       576,109        266,384      (109,940)       938,068      1,543,617     1,720,581      1,694,342
-----------    -----------   -----------    -----------   -----------    -----------     ----------   -----------    -----------


  7,809,669      5,076,635     5,026,484        125,023       382,730      3,419,770        375,291       270,329      2,703,038
   (640,258)     1,953,344     4,779,486        (65,199)     (650,961)       353,509      (105,800)       (17,659)       935,553

 (6,091,333)    (1,836,843)   (5,230,122)      (540,683)    2,299,575     (1,305,317)    (2,348,399)      959,440       (276,688)
-----------    -----------   -----------    -----------   -----------    -----------     ----------   -----------    -----------

  1,078,078      5,193,136     4,575,848       (480,859)    2,031,344      2,467,962     (2,078,908)    1,212,110      3,361,903
-----------    -----------   -----------    -----------   -----------    -----------     ----------   -----------    -----------


$ 1,691,201    $ 5,646,893   $ 5,151,957    $  (214,475)  $ 1,921,404    $ 3,406,030     $ (535,291)  $ 2,932,691    $ 5,056,245
===========    ===========   ===========    ===========   ===========    ===========     ==========   ===========    ===========






            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES 21 THROUGH A28


                                       A6

                           FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                 SUBACCOUNTS
                                           -------------------------------------------------------------------------------------
                                                           Prudential                                 Prudential
                                                           Zero Coupon                                   High
                                                              Bond                                       Yield
                                                              2000                                       Bond
                                                            Portfolio                                  Portfolio
                                           -----------------------------------------     ---------------------------------------
                                               2000           1999          1998           2000          1999           1998
                                           ------------    ----------     ----------     ----------     ---------     ----------
INVESTMENT INCOME
  Dividend income ........................  $ 2,287,938    $        0    $   821,929     $  340,268    $    8,128      $ 261,439
                                            -----------    ----------    -----------     ----------    ----------      ---------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Notes 5A] ...........................      106,819       108,538        101,177         16,723        16,950         15,665
  Reimbursement for excess expense
    [Note 5C] ............................      (39,442)      (33,065)       (37,196)             0             0              0
                                            -----------    ----------    -----------     ----------    ----------      ---------
NET EXPENSES .............................       67,377        75,473         63,981         16,723        16,950         15,665
                                            -----------    ----------    -----------     ----------    ----------      ---------

NET INVESTMENT INCOME (LOSS) .............    2,220,561       (75,473)       757,948        323,545        (8,822)       245,774
                                            -----------    ----------    -----------     ----------    ----------      ---------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...      162,111        32,835        227,825              0             0              0
  Realized gain (loss) on shares redeemed    (1,241,729)         (424)       (52,050)       (76,032)      (58,390)        (4,633)
  Net change in unrealized gain (loss) on
    investments ..........................     (205,412)      369,335        217,606       (498,772)      181,106       (334,049)
                                            -----------    ----------    -----------     ----------    ----------      ---------

NET GAIN (LOSS) ON INVESTMENTS ...........   (1,285,030)      401,746        393,381       (574,804)      122,716       (338,682)
                                            -----------    ----------    -----------     ----------    ----------      ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .............................  $   935,531    $  326,273    $ 1,151,329     $ (251,259)   $  113,894      $ (92,908)
                                            ===========    ==========    ===========     ==========    ==========      =========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28


                                       A7

                                                      SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------------------

                  Prudential                                                                          Prudential
                    Stock                                   Prudential                                  Natural
                    Index                                     Value                                    Resources
                  Portfolio                                 Portfolio                                  Portfolio
------------------------------------------    --------------------------------------    ---------------------------------------
     2000           1999          1998           2000         1999           1998          2000          1999           1998
-------------   ------------  ------------    ----------   -----------    ----------    ----------    ----------     ----------

$   1,798,252   $  1,908,245  $  1,729,752    $  249,584   $   334,015    $  365,234    $   21,998    $    7,779     $    8,084
-------------   ------------  ------------    ----------   -----------    ----------    ----------    ----------     ----------



    1,219,165      1,068,971       820,541        64,262        87,421        90,144         9,084         6,660          5,828

            0              0             0             0             0             0          (558)            0              0
-------------   ------------  ------------    ----------   -----------    ----------    ----------    ----------     ----------
    1,219,165      1,068,971       820,541        64,262        87,421        90,144         8,526         6,660          5,828
-------------   ------------  ------------    ----------   -----------    ----------    ----------    ----------     ----------

      579,087        839,274       909,211       185,322       246,594       275,090        13,472         1,119          2,256
-------------   ------------  ------------    ----------   -----------    ----------    ----------    ----------     ----------


    7,138,260      2,384,852     2,499,196       725,037     1,617,066       797,222             0             0         50,250
    6,533,279      5,878,374     5,771,729    (1,114,620)       87,899     2,673,910        14,432       (16,748)       (28,695)

  (34,812,832)    24,251,918    24,590,569       958,713      (246,900)   (4,107,342)      476,057       416,542       (210,866)
-------------   ------------  ------------    ----------   -----------    ----------    ----------    ----------     ----------

  (21,141,293)    32,515,144    32,861,494       569,130     1,458,065      (636,210)      490,489       399,794       (189,311)
-------------   ------------  ------------    ----------   -----------    ----------    ----------    ----------     ----------


$ (20,562,206)  $ 33,354,418  $ 33,770,705    $  754,452   $ 1,704,659    $ (361,120)   $  503,961    $  400,913     $ (187,055)
=============   ============  ============    ==========   ===========    ==========    ==========    ==========     ==========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28


                                       A8

                           FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------

                                                                                                       Prudential
                                                            Prudential                                 Government
                                                              Global                                     Income
                                                             Portfolio                                  Portfolio
                                             ----------------------------------------    ---------------------------------------
                                                2000           1999          1998           2000          1999           1998
                                             -----------     ----------    ----------    -----------    ---------      ---------
INVESTMENT INCOME
  Dividend income .......................... $   159,024   $    65,033    $   160,959     $  399,481    $        0     $  402,330
                                             -----------   -----------    -----------     ----------    ----------     ----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Notes 5A] .............................     129,743        93,204         70,813         32,820        53,497         38,968
  Reimbursement for excess expenses
    [Note 5C] ..............................           0             0              0              0             0              0
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET EXPENSES ...............................     129,743        93,204         70,813         32,820        53,497         38,968
                                             -----------   -----------    -----------     ----------    ----------     ----------

NET INVESTMENT INCOME (LOSS) ...............      29,281       (28,171)        90,146        366,661       (53,497)       363,362
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....   1,430,049       114,030        536,310         27,196             0              0
  Realized gain (loss) on shares redeemed ..     608,912       472,274        235,100         88,321         7,916          8,247
  Net change in unrealized gain (loss) on
    investments ............................  (6,407,573)    6,341,128      1,531,076        122,783      (235,875)       205,452
                                             -----------   -----------    -----------     ----------    ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS .............  (4,368,612)    6,927,432      2,302,486        238,300      (227,959)       213,699
                                             -----------   -----------    -----------     ----------    ----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................... $(4,339,331)  $ 6,899,261    $ 2,392,632     $  604,961    $ (281,456)    $  577,061
                                             ===========   ===========    ===========     ==========    ==========     ==========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28


                                       A9

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
               Prudential                                                                             Prudential
               Zero Coupon                                                                               Small
                  Bond                                     Prudential                               Capitalization
                  2005                                      Jennison                                     Stock
                Portfolio                                   Portfolio                                  Portfolio
----------------------------------------  ------------------------------------------    ----------------------------------------
   2000           1999          1998           2000           1999           1998           2000          1999           1998
-----------  -------------   -----------  -------------   -----------     ----------    -----------   -----------     ----------

$ 1,004,454  $           0   $   650,198  $       5,000   $     8,827     $    3,905    $    76,097   $         0     $   49,149
-----------  -------------   -----------  -------------   -----------     ----------    -----------   -----------     ----------



    113,969        100,526        67,532         41,065        28,413         11,315         88,788        63,208         43,679

    (47,522)       (30,803)      (22,824)             0             0              0              0             0              0
-----------  -------------   -----------  -------------   -----------     ----------    -----------   -----------     ----------
     66,447         69,723        44,708         41,065        28,413         11,315         88,788        63,208         43,679
-----------  -------------   -----------  -------------   -----------     ----------    -----------   -----------     ----------

    938,007        (69,723)      605,490        (36,065)      (19,586)        (7,410)       (12,691)      (63,208)         5,470
-----------  -------------   -----------  -------------   -----------     ----------    -----------   -----------     ----------


    434,142              0         7,803      1,146,896       273,783         37,636        801,900       212,536        604,937
      1,685          2,368        12,587        690,399        65,721         22,375         85,750        46,013        (29,549)

  1,063,504       (972,258)      773,486     (3,264,936)    1,513,045        478,204        799,960     1,237,638        (95,776)
-----------  -------------   -----------  -------------   -----------     ----------    -----------   -----------     ----------

  1,499,331       (969,890)      793,876     (1,427,641)    1,852,549        538,215      1,687,610     1,496,187        479,612
-----------  -------------   -----------  -------------   -----------     ----------    -----------   -----------     ----------



$ 2,437,338  $  (1,039,613)  $ 1,399,366  $  (1,463,706)  $ 1,832,963     $  530,805    $ 1,674,919   $ 1,432,979     $  485,082
===========  =============   ===========  =============   ===========     ==========    ===========   ===========     ==========







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28


                                      A10

                           FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                           SUBACCOUNTS
                                             ----------------------------------------------------------------------

                                                T. Rowe price                 AIM                     Janus
                                             International Stock          V.I. Value              Aspen Growth
                                                  Portfolio *                Fund *                Portfolio *
                                             -------------------    ---------------------     ---------------------
                                                2000       1999        2000         1999         2000         1999
                                             --------     ------    ---------     -------     ---------     -------
INVESTMENT INCOME
  Dividend income .......................    $  8,160     $   68    $   1,438     $   141     $  19,398     $    20
                                             --------     ------    ---------     -------     ---------     -------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................       1,679         33        1,797          60         2,653          30
  Reimbursement for excess expenses
    [Note 5C] ...........................           0          0            0           0             0           0
                                             --------     ------    ---------     -------     ---------     -------
NET EXPENSES ............................       1,679         33        1,797          60         2,653          30
                                             --------     ------    ---------     -------     ---------     -------

NET INVESTMENT INCOME (LOSS) ............       6,481         35         (359)         81        16,745         (10)
                                             --------     ------    ---------     -------     ---------     -------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS

  Capital gains distributions received ..      39,170        214       50,111         738        44,267           0
  Realized gain (loss) on shares redeemed     (28,712)         0       (8,293)        (17)      (88,235)        (28)
  Net change in unrealized gain (loss) on
    investments .........................     (69,108)     3,329     (127,845)      4,894      (258,009)      3,357
                                             --------     ------    ---------     -------     ---------     -------

NET GAIN (LOSS) ON INVESTMENTS ..........     (58,650)     3,543      (86,027)      5,615      (301,977)      3,329
                                             --------     ------    ---------     -------     ---------     -------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................    $(52,169)    $3,578    $ (86,386)    $ 5,696     $(285,232)    $ 3,319
                                             ========     ======    =========     =======     =========     =======


 * Became available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

---------------------------------------

                              American
            MFS                Century
      Emerging Growth         VP Value
          Series *             Fund **
-------------------------     ---------
   2000             1999         2000
----------        -------     ---------

$        0        $     0     $      25
----------        -------     ---------




     2,330              2           416

         0              0             0
----------        -------     ---------
     2,330              2           416
----------        -------     ---------

    (2,330)            (2)         (391)
----------        -------     ---------




    33,878              0            65
   (37,087)           (29)          139

  (216,856)           800        33,461
----------        -------     ---------

  (220,065)           771        33,665
----------        -------     ---------



$ (222,395)       $   769     $  33,274
==========        =======     =========






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                           FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                SUBACCOUNTS
                                            ----------------------------------------------------------------------------------
                                                     Prudential                                     Prudential
                                                       Money                                        Diversified
                                                       Market                                           Bond
                                                     Portfolio                                       Portfolio
                                            ----------------------------------------  ----------------------------------------
                                                2000          1999          1998          2000          1999          1998
                                            ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss) ............ $  1,152,753  $    733,928  $    408,828  $  2,716,932  $   (253,044) $  2,129,486
  Capital gains distributions received ....            0             0             0         5,872       114,761       128,093
  Realized gain (loss) on shares redeemed .            0             0             0        23,979       (24,825)      173,161
  Net change in unrealized gain (loss) on
    investments ...........................            0             0             0     1,433,451      (406,752)      (29,348)
                                            ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................    1,152,753       733,928       408,828     4,180,234      (569,860)    2,401,392
                                            ------------  ------------  ------------  ------------  ------------  ------------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............   44,459,867    14,681,912     8,459,179     4,263,006     4,403,759     4,026,378
  Policy Loans ............................            0             0             0          (527)         (153)      (10,790)
  Policy Loan Repayments and Interest .....            0             0             0           409           399            85
  Surrenders, Withdrawals and Death
    Benefits ..............................     (602,015)     (487,668)       48,094    (3,637,754)     (525,927)   (5,421,341)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................  (18,533,813)   (6,419,780)   (5,068,699)    5,408,010     1,276,029     4,043,371
  Withdrawal and Other Charges ............     (511,219)     (442,288)     (258,516)     (546,647)     (461,017)     (491,540)
                                            ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................   24,812,820     7,332,176     3,180,058     5,486,497     4,693,090     2,146,163
                                            ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0        (1,722)            0             0       (35,755)
                                            ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................   25,965,573     8,066,104     3,587,164     9,666,731     4,123,230     4,511,800


NET ASSETS:
  Beginning of period .....................   21,020,421    12,954,317     9,367,153    45,254,760    41,131,530    36,619,730
                                            ------------  ------------  ------------  ------------  ------------  ------------
  End of period ........................... $ 46,985,994  $ 21,020,421  $ 12,954,317  $ 54,921,491  $ 45,254,760  $ 41,131,530
                                            ============  ============  ============  ============  ============  ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                                                   SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                                                        Prudential                                 Prudential
                Prudential                               Flexible                                 Conservative
                  Equity                                  Managed                                    Balanced
                Portfolio                                Portfolio                                  Portfolio
----------------------------------------   ---------------------------------------   -----------------------------------------
     2000         1999          1998           2000         1999          1998           2000          1999          1998
------------  ------------  ------------   -----------  ------------  ------------   ------------  ------------  -------------
$    613,123  $    453,757  $    576,109   $   266,384  $   (109,940) $    938,068   $  1,543,617  $  1,720,581  $  1,694,342
   7,809,669     5,076,635     5,026,484       125,023       382,730     3,419,770        375,291       270,329     2,703,038
    (640,258)    1,953,344     4,779,486       (65,199)     (650,961)      353,509       (105,800)      (17,659)      935,553

  (6,091,333)   (1,836,843)   (5,230,122)     (540,683)    2,299,575    (1,305,317)    (2,348,399)      959,440      (276,688)
------------  ------------  ------------   -----------  ------------  ------------   ------------  ------------  ------------



   1,691,201     5,646,893     5,151,957      (214,475)    1,921,404     3,406,030       (535,291)    2,932,691     5,056,245
------------  ------------  ------------   -----------  ------------  ------------   ------------  ------------  ------------



   9,193,270     4,684,781     5,974,743       546,487       641,303     2,727,720      3,499,380     1,545,758     6,161,137
      (1,004)       (6,740)      (16,155)         (718)         (200)      (13,509)             0             0           (15)
       1,158         1,776         2,348           765         1,440         2,543              0             0           976

  (2,266,921)   (4,842,312)  (11,366,743)     (443,137)  (22,131,312)   (1,109,742)    (5,864,906)   (2,737,605)      (41,543)

  (4,718,266)   (6,140,793)   (6,233,542)     (387,303)   (3,703,401)   (9,445,233)       879,974     3,457,685   (11,038,745)
    (529,082)     (570,661)     (750,093)     (110,137)     (167,745)     (300,968)      (656,935)     (630,939)     (628,277)
------------  ------------  ------------   -----------  ------------  ------------   ------------  ------------  ------------




   1,679,155    (6,873,949)  (12,389,442)     (394,043)  (25,359,915)   (8,139,189)    (2,142,487)    1,634,899    (5,546,467)
------------  ------------  ------------   -----------  ------------  ------------   ------------  ------------  ------------



           0             0      (378,339)            0             0        99,015              0             0        (6,712)
------------  ------------  ------------   -----------  ------------  ------------   ------------  ------------  ------------


   3,370,356    (1,227,056)   (7,615,824)     (608,518)  (23,438,511)   (4,634,144)    (2,677,778)    4,567,590      (496,934)


  44,931,298    46,158,354    53,774,178     9,406,730    32,845,241    37,479,385     51,592,566    47,024,976    47,521,910
------------  ------------  ------------   -----------  ------------  ------------   ------------  ------------  ------------
$ 48,301,654  $ 44,931,298  $ 46,158,354   $ 8,798,212  $  9,406,730  $ 32,845,241   $ 48,914,788  $ 51,592,566  $ 47,024,976
============  ============  ============   ===========  ============  ============   ============  ============  ============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                           FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                 SUBACCOUNTS
                                            -----------------------------------------------------------------------------------
                                                            Prudential                                  Prudential
                                                            Zero Coupon                                    High
                                                               Bond                                        Yield
                                                               2000                                        Bond
                                                             portfolio                                   Portfolio
                                            ------------------------------------------   ---------------------------------------
                                                 2000          1999           1998           2000          1999          1998
                                            ------------   ------------   ------------   -----------   -----------   -----------
OPERATIONS
  Net investment income (loss) ............ $  2,220,561   $    (75,473)  $    757,948   $   323,545   $    (8,822)  $   245,774
  Capital gains distributions received ....      162,111         32,835        227,825             0             0             0
  Realized gain (loss) on shares redeemed .   (1,241,729)          (424)       (52,050)      (76,032)      (58,390)       (4,633)
  Net change in unrealized gain (loss) on
    investments ...........................     (205,412)       369,335        217,606      (498,772)      181,106      (334,049)
                                            ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      935,531        326,273      1,151,329      (251,259)      113,894       (92,908)
                                            ------------   ------------   ------------   -----------   -----------   -----------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............       80,045      2,430,047      2,718,006       250,497       245,021       637,224
  Policy Loans ............................            0              0              0             0             0             0
  Policy Loan Repayments and Interest .....            0              0              0             0             0             0
  Surrenders, Withdrawals and Death
    Benefits ..............................            9             (4)            (5)     (477,910)     (307,785)       (1,826)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................  (21,084,064)        44,509     (4,790,386)      552,605      (466,171)      556,432
  Withdrawal and Other Charges ............      (81,235)       (84,071)       (84,639)      (46,531)      (51,266)      (67,806)
                                            ------------   ------------   ------------   -----------   -----------   -----------


NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................  (21,085,245)     2,390,481     (2,157,024)      278,661      (580,201)    1,124,024
                                            ------------   ------------   ------------   -----------   -----------   -----------


NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0              0        (33,379)            0             0        (1,836)
                                            ------------   ------------   ------------   -----------   -----------   -----------


TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................  (20,149,714)     2,716,754     (1,039,074)       27,402      (466,307)    1,029,280


NET ASSETS:
  Beginning of period .....................   20,149,714     17,432,960     18,472,034     2,653,932     3,120,239     2,090,959
                                            ------------   ------------   ------------   -----------   -----------   -----------
  End of period ........................... $         (0)  $ 20,149,714   $ 17,432,960   $ 2,681,334   $ 2,653,932   $ 3,120,239
                                            ============   ============   ============   ===========   ===========   ===========









           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                                                       SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Prudential
                  Prudential                                  Prudential                              Natural
                  Stock Index                                   Value                                Resources
                   Portfolio                                  Portfolio                              Portfolio
-------------------------------------------  ----------------------------------------  -------------------------------------
     2000            1999          1998          2000           1999          1998         2000         1999         1998
-------------  -------------  -------------  ------------  ------------  ------------  -----------  -----------  -----------
$     579,087  $     839,274  $     909,211  $    185,322  $    246,594  $    275,090  $    13,472  $     1,119  $     2,256
    7,138,260      2,384,852      2,499,196       725,037     1,617,066       797,222            0            0       50,250
    6,533,279      5,878,374      5,771,729    (1,114,620)       87,899     2,673,910       14,432      (16,748)     (28,695)

  (34,812,832)    24,251,918     24,590,569       958,713      (246,900)   (4,107,342)     476,057      416,542     (210,866)
-------------  -------------  -------------  ------------  ------------  ------------  -----------  -----------  -----------



  (20,562,206)    33,354,418     33,770,705       754,452     1,704,659      (361,120)     503,961      400,913     (187,055)
-------------  -------------  -------------  ------------  ------------  ------------  -----------  -----------  -----------



   15,165,260     13,998,881     13,077,570       692,081       355,583       260,870       42,823       35,856       48,993
       (1,602)       (16,721)       (19,574)         (240)      (12,069)            0            0            0            0
        1,607          1,041            144           459           139             0            0            0            0

  (16,632,045)   (10,598,966)      (432,906)   (9,281,673)     (497,594)   (8,141,933)     (44,492)         (16)           0

   20,039,370      6,749,174     11,664,940     3,930,744    (1,279,058)    7,241,853      170,554       17,250       22,258
   (1,794,353)    (1,633,867)    (1,454,112)     (114,552)     (175,220)     (248,861)     (30,883)     (25,740)     (23,922)
-------------  -------------  -------------  ------------  ------------  ------------  -----------  -----------  -----------





   16,778,237      8,499,542     22,836,062    (4,773,181)   (1,608,219)     (888,071)     138,002       27,350       47,329
-------------  -------------  -------------  ------------  ------------  ------------  -----------  -----------  -----------




            0              0         42,339             0             0       (15,048)           0            0       (5,635)
-------------  -------------  -------------  ------------  ------------  ------------  -----------  -----------  -----------



   (3,783,969)    41,853,960     56,649,106    (4,018,729)       96,440    (1,264,239)     641,963      428,263     (145,361)



  208,906,296    167,052,336    110,403,230    14,525,330    14,428,890    15,693,129    1,299,349      871,086    1,016,447
-------------  -------------  -------------  ------------  ------------  ------------  -----------  -----------  -----------
$ 205,122,327  $ 208,906,296  $ 167,052,336  $ 10,506,601  $ 14,525,330  $ 14,428,890  $ 1,941,312  $ 1,299,349  $   871,086
=============  =============  =============  ============  ============  ============  ===========  ===========  ===========







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                           FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                 SUBACCOUNTS
                                            ------------------------------------------------------------------------------------

                                                                                                        Prudential
                                                            Prudential                                  Government
                                                              Global                                      Income
                                                             Portfolio                                   Portfolio
                                            ------------------------------------------   ---------------------------------------
                                                 2000          1999           1998          2000           1999          1998
                                            ------------   ------------   ------------   -----------   -----------   -----------
OPERATIONS
  Net investment income (loss) ............ $     29,281   $    (28,171)  $     90,146   $   366,661   $   (53,497)  $   363,362
  Capital gains distributions received ....    1,430,049        114,030        536,310        27,196             0             0
  Realized gain (loss) on shares redeemed .      608,912        472,274        235,100        88,321         7,916         8,247
  Net change in unrealized gain (loss) on
    investments ...........................   (6,407,573)     6,341,128      1,531,076       122,783      (235,875)      205,452
                                            ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................   (4,339,331)     6,899,261      2,392,632       604,961      (281,456)      577,061
                                            ------------   ------------   ------------   -----------   -----------   -----------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............    3,240,926      2,076,557      1,832,043        65,632        34,648       139,842
  Policy Loans ............................            0              0              0             0             0             0
  Policy Loan Repayments and Interest .....            0              0              0             0             0             0
  Surrenders, Withdrawals and Death
    Benefits ..............................     (361,885)    (1,963,919)       (16,418)   (5,892,699)      (29,494)          120
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................     (713,479)     2,397,693     (1,739,609)      197,758     1,026,359     4,402,000
  Withdrawal and Other Charges ............     (176,007)      (134,514)      (128,121)      (67,229)     (100,336)      (84,070)
                                            ------------   ------------   ------------   -----------   -----------   -----------


NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................    1,989,555      2,375,817        (52,105)   (5,696,538)      931,177     4,457,892
                                            ------------   ------------   ------------   -----------   -----------   -----------


NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0              0        (27,164)            0             0        (2,141)
                                            ------------   ------------   ------------   -----------   -----------   -----------


TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................   (2,349,776)     9,275,078      2,313,363    (5,091,577)      649,721     5,032,812


NET ASSETS:
  Beginning of period .....................   22,315,649     13,040,571     10,727,208     9,115,688     8,465,967     3,433,155
                                            ------------   ------------   ------------   -----------   -----------   -----------
  End of period ........................... $ 19,965,873   $ 22,315,649   $ 13,040,571   $ 4,024,111   $ 9,115,688   $ 8,465,967
                                            ============   ============   ============   ===========   ===========   ===========






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                                                     SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                Prudential                                                                             Prudential
                Zero Coupon                                                                               Small
                   Bond                                     Prudential                               Capitalization
                   2005                                      Jennison                                     Stock
                 Portfolio                                  Portfolio                                   Portfolio
------------------------------------------   ---------------------------------------   ------------------------------------------
    2000           1999           1998           2000          1999           1998         2000           1999           1998
$    938,007   $    (69,723)  $    605,490   $   (36,065)  $   (19,586)  $    (7,410)  $    (12,691)  $    (63,208) $      5,470
     434,142              0          7,803     1,146,896       273,783        37,636        801,900        212,536       604,937
       1,685          2,368         12,587       690,399        65,721        22,375         85,750         46,013       (29,549)

   1,063,504       (972,258)       773,486    (3,264,936)    1,513,045       478,204        799,960      1,237,638       (95,776)
------------   ------------   ------------   -----------   -----------   -----------   ------------   ------------  ------------



   2,437,338     (1,039,613)     1,399,366    (1,463,706)    1,832,963       530,805      1,674,919      1,432,979       485,082
------------   ------------   ------------   -----------   -----------   -----------   ------------   ------------  ------------



      86,250      2,436,857      2,768,957       629,297       144,235        75,139      2,832,818      2,648,566     1,531,442
           0              0              0       (51,204)            0             0              0              0             0
           0              0              0            68             0             0              0              0             0

      (2,200)             0         25,615    (3,809,762)      (13,816)            0       (322,363)    (1,666,822)      (19,451)

           0        154,707      6,405,234     6,436,466     2,170,749     1,234,490        212,741        604,964     2,745,637
     (81,878)       (79,980)       (52,935)     (114,674)      (46,761)      (22,311)      (162,596)      (138,049)     (129,979)
------------   ------------   ------------   -----------   -----------   -----------   ------------   ------------  ------------





       2,172      2,511,584      9,146,871     3,090,191     2,254,407     1,287,318      2,560,600      1,448,659     4,127,649
------------   ------------   ------------   -----------   -----------   -----------   ------------   ------------  ------------




           0              0        (91,783)            0             0        32,534              0              0       (24,899)
------------   ------------   ------------   -----------   -----------   -----------   ------------   ------------  ------------



   2,439,510      1,471,971     10,454,454     1,626,485     4,087,370     1,850,657      4,235,519      2,881,638     4,587,832



  18,254,060     16,782,089      6,327,635     6,822,949     2,735,579       884,922     13,425,006     10,543,368     5,955,536
------------   ------------   ------------   -----------   -----------   -----------   ------------   ------------  ------------
$ 20,693,570   $ 18,254,060   $ 16,782,089   $ 8,449,434   $ 6,822,949   $ 2,735,579   $ 17,660,525   $ 13,425,006  $ 10,543,368
============   ============   ============   ===========   ===========   ===========   ============   ============  ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                           FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998

                                                                            SUBACCOUNTS
                                             ------------------------------------------------------------------------

                                                                                                        Janus
                                                 T. Rowe Price                  AIM                     Aspen
                                              International Stock            V.I. Value                Growth
                                                   Portfolio *                  Fund *                Portfolio *
                                             ------------------------------------------------------------------------
                                                 2000        1999         2000        1999         2000        1999
                                             ----------------------   ----------------------   ----------------------
OPERATIONS
  Net investment income (loss) ............  $     6,481   $     35   $      (359)  $     81   $    16,745   $    (10)
  Capital gains distributions received ....       39,170        214        50,111        738        44,267          0
  Realized gain (loss) on shares redeemed .      (28,712)         0        (8,293)       (17)      (88,235)       (28)
  Net change in unrealized gain (loss) on
    investments ...........................      (69,108)     3,329      (127,845)     4,894      (258,009)     3,357
                                             -----------   --------   -----------   --------   -----------   --------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      (52,169)     3,578       (86,386)     5,696      (285,232)     3,319
                                             -----------   --------   -----------   --------   -----------   --------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............       42,318         43       156,453      3,832       208,451      9,107
  Policy Loans ............................            0          0        (8,275)         0       (80,746)         0
  Policy Loan Repayments and Interest .....            0          0            11          0           101          0
  Surrenders, Withdrawals and Death
    Benefits ..............................      (79,363)         0       (39,178)         0      (162,898)         0
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................    1,510,628     15,220     1,096,265     84,865     2,301,161     10,000
  Withdrawal and Other Charges ............      (11,651)       (27)      (11,502)       (56)      (18,306)       (26)
                                             -----------   --------   -----------   --------   -----------   --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................    1,461,932     15,236     1,193,774     88,641     2,247,763     19,081
                                             -----------   --------   -----------   --------   -----------   --------


NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0          0             0          0             0          0
                                             -----------   --------   -----------   --------   -----------   --------


TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................    1,409,763     18,814     1,107,388     94,337     1,962,531     22,400


NET ASSETS:
  Beginning of period .....................       18,814          0        94,337          0        22,400          0
                                             -----------   --------   -----------   --------   -----------   --------
  End of period ...........................  $ 1,428,577   $ 18,814   $ 1,201,725   $ 94,337   $ 1,984,931   $ 22,400
                                             ===========   ========   ===========   ========   ===========   ========


 * Became available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

---------------------------------

                         American
          MFS            Century
    Emerging Growth      VP Value
        Series *         Fund **
---------------------------------
    2000        1999       2000
---------------------   ---------


$    (2,330)  $    (2)  $    (391)
     33,878         0          65
    (37,087)      (29)        139

   (216,856)      800      33,461
-----------   -------   ---------



   (222,395)      769      33,274
-----------   -------   ---------



     87,101     3,779      23,465
          0         0           0
          0         0           0

    (37,868)        0        (523)

  1,638,385         0     589,020
    (21,293)       (3)     (2,975)
-----------   -------   ---------




  1,666,325     3,776     608,987
-----------   -------   ---------




          0         0           0
-----------   -------   ---------



  1,443,930     4,545     642,261



      4,545         0           0
-----------   -------   ---------
$ 1,448,475   $ 4,545   $ 642,261
===========   =======   =========






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A21 THROUGH A28

                      NOTES TO FINANCIAL STATEMENTS OF THE
                     PRUSELECT II VARIABLE LIFE SUBACCOUNTS
                    OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                DECEMBER 31, 2000

NOTE 1: GENERAL

     Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruselect I, Pruselect II, effective November 10, 1999 Pruselect III, effective May 1, 2000 Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 Pruco Life PruLife Custom Premier ("VUL") contracts are invested in the Account as directed by the contract owners.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are forty two subaccounts within the Account, nineteen of which are available to Pruselect II contract owners. Each subaccount invests in its corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or its corresponding non-Prudential administered fund. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

     Beginning June 7, 1999, the following five additional non-Prudential administered subaccounts became available to contract owners for Pruselect I and Pruselect II, beginning on November 10, 1999 as discussed above, they became available for Pruselect III contract owners and beginning on May 1, 2000 they became available for Survivorship Variable Universal Life contract owners: AIM V.I. Value Fund; American Century VP Value Fund; Janus Aspen Growth Portfolio; MFS Emerging Growth Series; and the T. Rowe Price International Stock Portfolio.

     The Zero Coupon Bond 2000 was liquidated on November 15, 2000 and is no longer available to contract owners.


NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     INVESTMENTS--The   investments   in  shares  of  the  Series  Fund  or  the
     non-Prudential administered funds are stated at the net asset value of the respective portfolio.

     SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

     DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

     The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                Prudential     Prudential                     Prudential       Prudential
                                                  Money       Diversified      Prudential      Flexible       Conservative
                                                  Market          Bond           Equity        Managed          Balanced
                                                Portfolio      Portfolio       Portfolio      Portfolio        Portfolio
                                                ---------     -----------      ---------      ---------       ------------
     Number of shares (rounded):                 4,698,599       4,868,927       1,971,496         532,257       3,343,458
     Net asset value per share:               $      10.00    $      11.28   $       24.50   $       16.53    $      14.63
     Cost:                                    $ 46,985,994    $ 53,879,393   $  52,426,500   $   9,343,395    $ 50,912,622


                                               Prudential      Prudential                     Prudential
                                               High Yield        Stock         Prudential       Natural       Prudential
                                                  Bond           Index           Value         Resources        Global
                                               Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                               ----------      ----------      ----------     -----------     ----------
     Number of shares (rounded):                   436,699       5,305,803         513,519          82,329         845,653
     Net asset value per share:               $       6.14    $      38.66   $       20.46   $       23.59    $      23.61
     Cost:                                    $  3,274,229    $161,203,107   $  10,170,022   $   1,411,048    $ 17,782,849


                                                                                               Prudential
                                                Prudential     Prudential                        Small       T. Rowe Price
                                                Government    Zero Coupon     Prudential     Capitalization  International
                                                  Income       Bond 2005       Jennison          Stock           Stock
                                                Portfolio      Portfolio      Portfolio        Portfolio       Portfolio
                                                ----------     ---------      ---------        ---------       ---------
     Number of shares (rounded):                   334,785       1,546,605         367,847       1,032,176          94,796
     Net asset value per share:               $      12.02    $      13.38   $       22.97   $       17.11    $      15.07
     Cost:                                    $  3,843,704    $ 19,609,960   $   9,634,506   $  15,257,440    $  1,494,356


                                                                  Janus            MFS          American
                                                 AIM V.I.         Aspen         Emerging         Century
                                                  Value          Growth          Growth         VP Value
                                                  Fund          Portfolio        Series           Fund
                                                 --------       ---------       --------        --------
     Number of shares (rounded):                    44,019          74,960          50,207          96,291
     Net asset value per share:               $      27.30    $      26.48   $       28.85   $        6.67
     Cost:                                    $  1,324,677    $  2,239,583   $   1,664,531   $     608,800

NOTE 4: CONTRACT OWNER UNIT INFORMATION

     Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                             SUBACCOUNTS
                                             -----------------------------------------------------------------------------
                                              Prudential      Prudential                      Prudential      Prudential
                                                 Money        Diversified     Prudential       Flexible      Conservative
                                                Market           Bond           Equity         Managed         Balanced
                                              Portfolio        Portfolio      Portfolio       Portfolio       Portfolio
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Units Outstanding
       (Pruselect I - rounded) ...........         283,180       4,120,370         576,346          67,873       5,026,248
     Unit Value (Pruselect I) ............   $     1.69086   $     2.22096  $      3.98773  $      2.86872  $      2.54879
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect I) .   $     478,818   $   9,151,177  $    2,298,312  $      194,709  $   12,810,851
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (Pruselect II - rounded) ..........      20,705,776      19,228,309      11,035,282       2,802,962      13,551,507
     Unit Value (Pruselect II) ...........   $     1.69086   $     2.22096  $      3.98773  $      2.86872  $      2.54879
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect II)    $  35,010,568   $  42,705,305  $   44,005,725  $    8,040,913  $   34,539,946
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (Pruselect III - rounded) .........       7,353,933       2,732,335       1,682,707          58,830       1,314,250
     Unit Value (Pruselect III) ..........   $     1.06851   $     1.08844  $      1.08522  $      1.01972  $      1.02014
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect III)   $   7,857,751   $   2,973,983  $    1,826,107  $       59,990  $    1,340,719
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (SVUL - rounded) ..................       3,514,480          83,231         161,482         506,725         223,915
     Unit Value (SVUL) ...................   $     1.03539   $     1.09365  $      1.06210  $      0.99186  $      0.99713
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (SVUL) ........   $   3,638,857   $      91,026  $      171,510  $      502,600  $      223,272
                                             -------------   -------------  --------------  --------------  --------------
     Total Contract Owner Equity .........   $  46,985,994   $  54,921,491  $   48,301,654  $    8,798,212  $   48,914,788
                                             =============   =============  ==============  ==============  ==============


                                                                       SUBACCOUNTS (Continued)
                                             -----------------------------------------------------------------------------
                                              Prudential      Prudential
                                                 Zero            High        Prudential                      Prudential
                                                Coupon           Yield          Stock         Prudential       Natural
                                               Bond 2000         Bond           Index            Value        Resources
                                               Portfolio       Portfolio      Portfolio        Portfolio      Portfolio
                                             -------------   -------------  --------------  --------------  -------------
     Contract Owner Units Outstanding
       (Pruselect I - rounded) ...........             N/A          28,203       6,954,931         221,534         237,571
     Unit Value (Pruselect I) ............   $         N/A   $     2.06759  $      4.40435  $      3.98603  $      3.23254
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect I) .   $         N/A   $      58,312  $   30,631,950  $      883,041  $      767,958
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (Pruselect II - rounded) ..........             N/A       1,095,294      36,701,102       1,097,720         362,982
     Unit Value (Pruselect II) ...........   $         N/A   $     2.06759  $      4.40435  $      3.98603  $      3.23254
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect II)    $         N/A   $   2,264,619  $  161,644,499  $    4,375,545  $    1,173,354
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (Pruselect III - rounded) .........             N/A         289,624      11,869,134       4,160,440             N/A
     Unit Value (Pruselect III) ..........   $         N/A   $     0.93826  $      0.97781  $      1.24018  $          N/A
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect III)   $         N/A   $     271,743  $   11,605,758  $    5,159,694  $          N/A
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (SVUL - rounded) ..................             N/A          93,100       1,341,802          74,176             N/A
     Unit Value (SVUL) ...................   $         N/A   $     0.93083  $      0.92422  $      1.19069  $          N/A
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (SVUL) ........   $         N/A   $      86,660  $    1,240,120  $       88,321  $          N/A
                                             -------------   -------------  --------------  --------------  --------------
     Total Contract Owner Equity .........   $         N/A   $   2,681,334  $  205,122,327  $   10,506,601  $    1,941,312
                                             =============   =============  ==============  ==============  ==============

                                                                       SUBACCOUNTS (Continued)
                                             -----------------------------------------------------------------------------
                                                                             Prudential                      Prudential
                                                              Prudential        Zero                            Small
                                              Prudential      Government       Coupon         Prudential   Capitalization
                                                Global          Income        Bond 2005        Jennison         Stock
                                               Portfolio       Portfolio      Portfolio        Portfolio      Portfolio
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Units Outstanding
       (Pruselect I - rounded) ............              0         124,242          24,635               0               0
     Unit Value (Pruselect I) .............  $     2.11852   $     2.16826  $      2.68636  $      2.95321  $      2.19307
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect I) ..  $           0   $     269,389  $       66,177  $            0  $            0
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (Pruselect II - rounded) ...........      7,913,854       1,731,675       7,678,566       2,059,170       8,052,878
     Unit Value (Pruselect II) ............  $     2.11852   $     2.16826  $      2.68636  $      2.95321  $      2.19307
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect II) .  $  16,765,658   $   3,754,722  $   20,627,393  $    6,081,161  $   17,660,525
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (Pruselect III - rounded) ..........      2,957,110             N/A             N/A       1,587,881             N/A
     Unit Value (Pruselect III) ...........  $     0.99200   $         N/A  $          N/A  $      0.95689  $          N/A
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect III)   $   2,933,453   $         N/A  $          N/A  $    1,519,427  $          N/A
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (SVUL - rounded) ...................        320,458             N/A             N/A       1,061,814             N/A
     Unit Value (SVUL) ....................  $     0.83244   $         N/A  $          N/A  $      0.79943  $          N/A
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (SVUL) .........  $     266,762   $         N/A  $          N/A  $      848,846  $          N/A
                                             -------------   -------------  --------------  --------------  --------------
     Total Contract Owner Equity ..........  $  19,965,873   $   4,024,111  $   20,693,570  $    8,449,434  $   17,660,525
                                             =============   =============  ==============  ==============  ==============


                                                                         SUBACCOUNTS (Continued)
                                             -----------------------------------------------------------------------------
                                             T. Rowe Price        AIM           Janus             MFS         American
                                             International        V.I.          Aspen          Emerging        Century
                                                 Stock           Value         Growth           Growth        VP Value
                                               Portfolio          Fund        Portfolio         Series          Fund
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Units Outstanding
       (Pruselect I - rounded) ............              0               0               0               0               0
     Unit Value (Pruselect I) .............  $     1.06611   $     0.99862  $      1.09279  $      1.31486  $      1.03635
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect I) ..  $           0   $           0  $            0  $            0  $            0
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (Pruselect II - rounded) ...........        555,839         585,900          49,994          33,193           2,284
     Unit Value (Pruselect II) ............  $     1.06611   $     0.99862  $      1.09279  $      1.31486  $      1.03635
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect II) .  $     592,586   $     585,091  $       54,633  $       43,644  $        2,367
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
     (Pruselect III - rounded) ............        603,043         236,772       1,362,575         740,730          77,443
     Unit Value (Pruselect III) ...........  $     0.96637   $     0.93973  $      0.96847  $      1.11880  $      1.14399
                                             -------------   -------------  --------------  --------------  --------------
     Contract Owner Equity (Pruselect III)   $     582,763   $     222,502  $    1,319,613  $      828,729  $       88,594
                                             -------------   -------------  --------------  --------------  --------------

     Contract Owner Units Outstanding
       (SVUL - rounded) ...................        290,983         472,105         729,342         696,019         458,916
     Unit Value (SVUL) ....................  $     0.87025   $     0.83484  $      0.83731  $      0.82771  $      1.20131
     Contract Owner Equity (SVUL) .........  $     253,228   $     394,132  $      610,685  $      576,102  $      551,300
                                             -------------   -------------  --------------  --------------  --------------
     Total Contract Owner Equity ..........  $   1,428,577   $   1,201,725  $    1,984,931  $    1,448,475  $      642,261
                                             =============   =============  ==============  ==============  ==============

NOTE 5: CHARGES AND EXPENSES

     A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25% but reserves the right to charge 0.45%.

     B. Partial Withdrawal Charge

        A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL and VUL contracts respectively.

     C. Expense Reimbursement

        The Account is reimbursed by Pruco Life for Pruselect I and Pruselect II contracts, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Value Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

     D. Cost of Insurance and Other Related Charges

        Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

NOTE 6: TAXES

     Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

     The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 8: UNIT ACTIVITY

     Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                                                    SUBACCOUNTS
                             -------------------------------------------------------------------------------------------

                                             Prudential                                      Prudential
                                            Money Market                                  Diversified Bond
                                              Portfolio                                      Portfolio
                             -------------------------------------------    --------------------------------------------
                                 2000           1999            1998             2000           1999            1998
                             ------------   ------------    ------------    -------------   ------------    ------------
     Contract Owner
     Contributions:           64,085,060     13,870,279      11,769,929       8,172,817       5,773,771       5,686,444

     Contract Owner
       Redemptions:          (46,189,540)    (8,349,759)     (9,721,732)     (4,232,367)     (3,482,099)     (4,658,242)


                                                               SUBACCOUNTS (Continued)
                             -------------------------------------------------------------------------------------------

                                             Prudential                                      Prudential
                                               Equity                                     Flexible Managed
                                              Portfolio                                       Portfolio
                             -------------------------------------------    --------------------------------------------
                                 2000           1999            1998             2000           1999            1998
                             ------------   ------------    ------------    -------------   ------------    ------------
     Contract Owner
     Contributions:            8,421,103      3,528,860       2,885,417         874,616       1,991,070       8,590,002

     Contract Owner
       Redemptions:           (6,532,966)    (5,248,863)     (6,422,617)       (650,643)    (10,795,219)    (11,597,522)


                                                               SUBACCOUNTS (Continued)
                             -------------------------------------------------------------------------------------------

                                             Prudential                                      Prudential
                                        Conservative Balanced                             Zero Coupon 2000
                                              Portfolio                                       Portfolio
                             -------------------------------------------    --------------------------------------------
                                 2000           1999            1998            2000            1999            1998
                             ------------   ------------    ------------    -------------   ------------    ------------
     Contract Owner
     Contributions:            5,851,301      3,818,833      12,272,439          37,040       1,146,913       3,053,595

     Contract Owner
       Redemptions:           (5,759,276)    (3,154,189)    (14,641,165)     (9,295,998)        (40,331)     (4,144,022)


                                                               SUBACCOUNTS (Continued)
                             -------------------------------------------------------------------------------------------

                                             Prudential                                      Prudential
                                           High Yield Bond                                  Stock Index
                                              Portfolio                                      Portfolio
                             -------------------------------------------    --------------------------------------------
                                 2000           1999            1998            2000            1999            1998
                             ------------   ------------    ------------    -------------   -------------   ------------
     Contract Owner
     Contributions:              876,102        232,862         621,628      21,332,741      10,380,525      12,075,930

     Contract Owner
       Redemptions:             (544,754)      (494,213)       (117,717)     (7,355,825)     (8,588,993)     (5,649,830)


                                                               SUBACCOUNTS (Continued)
                             -------------------------------------------------------------------------------------------

                                              Prudential                                      Prudential
                                                Value                                     Natural Resources
                                              Portfolio                                       Portfolio
                             -------------------------------------------    --------------------------------------------
                                 2000           1999            1998            2000             1999           1998
                             ------------   ------------    ------------    -------------   -------------   ------------
     Contract Owner
     Contributions:            9,681,462      3,603,113       3,556,140          81,333          60,007          89,639

     Contract Owner
       Redemptions:           (8,313,964)    (4,068,251)     (3,811,832)        (30,992)        (45,074)        (66,113)

                                                               SUBACCOUNTS (Continued)
                              ------------------------------------------------------------------------------------------
                                             Prudential                                      Prudential
                                               Global                                    Government Income
                                              Portfolio                                      Portfolio
                              ------------------------------------------     -------------------------------------------
                                  2000          1999            1998            2000            1999            1998
                              -----------   ------------    ------------     ----------      -----------    ------------
     Contract Owner
     Contributions:            4,333,195      2,831,806       2,263,591       2,996,601       5,739,533       3,917,010

     Contract Owner
       Redemptions:           (1,762,380)    (1,636,224)     (2,393,156)     (5,853,802)     (5,259,971)     (1,539,750)


                                                               SUBACCOUNTS (Continued)
                              ------------------------------------------------------------------------------------------
                                             Prudential                                      Prudential
                                        Zero Coupon Bond 2005                                 Jennison
                                              Portfolio                                       Portfolio
                              ------------------------------------------     -------------------------------------------
                                  2000          1999            1998            2000            1999            1998
                              -----------   ------------    ------------     ----------      -----------    ------------
     Contract Owner
     Contributions:               34,221      1,086,474       3,960,131       5,213,110       1,880,279       1,126,502

     Contract Owner
       Redemptions:              (33,740)       (36,898)        (75,113)     (2,401,833)     (1,058,268)       (524,101)


                                                               SUBACCOUNTS (Continued)
                              ------------------------------------------------------------------------------------------
                                             Prudential                                    T. Rowe Price
                                     Small Capitalization Stock                         International Stock
                                              Portfolio                                      Portfolio*
                              ------------------------------------------          -------------------------------
                                  2000          1999            1998                    2000            1999
                              -----------   -------------   ------------          --------------   --------------
     Contract Owner
     Contributions:            1,579,648      2,442,573       3,950,209              1,890,017          29,489

     Contract Owner
       Redemptions:             (391,990)    (1,617,078)     (1,275,859)              (454,566)        (15,075)


                                                               SUBACCOUNTS (Continued)
                              ------------------------------------------------------------------------------------------
                                                                                               Janus
                                               AIM V.I.                                        Aspen
                                                Value                                         Growth
                                                 Fund *                                      Portfolio *
                                     ---------------------------                   ------------------------------
                                         2000            1999                           2000             1999
                                     ------------    -----------                   -------------     ------------
     Contract Owner
     Contributions:                   1,415,785         88,424                       3,594,277          28,034

     Contract Owner
       Redemptions:                    (201,157)        (8,275)                     (1,469,767)        (10,635)


                                                               SUBACCOUNTS (Continued)
                              ------------------------------------------------------------------------------------------
                                                 MFS                                           America
                                              Emerging                                         Century
                                               Growth                                         VP Value
                                              Series *                                         Fund **
                                     ---------------------------                           ---------------
                                         2000           1999                                     2000
                                     -----------    ------------                           ---------------
     Contract Owner
     Contributions:                   2,099,061          2,762                                  555,211

     Contract Owner
       Redemptions:                    (631,881)             0                                  (16,568)

 * Became available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)

NOTE 9: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the period ended December 31, 2000 were as follows:

                                   Prudential            Prudential                               Prudential         Prudential
                                     Money              Diversified          Prudential            Flexible         Conservative
                                     Market                 Bond               Equity               Managed           Balanced
                                   Portfolio             Portfolio            Portfolio           Portfolio          Portfolio
                                  ------------         ------------         ------------        -------------       -----------
     Purchases ..............     $ 58,178,465         $ 11,347,102         $ 22,743,179        $  1,222,030        $ 6,819,869
     Sales ..................     $(33,483,959)        $ (6,136,468)        $(21,263,130)       $ (1,669,906)       $(9,260,517)


                                   Prudential            Prudential          Prudential                               Prudential
                                   Zero Coupon           High Yield            Stock              Prudential           Natural
                                    Bond 2000               Bond               Index                Value             Resources
                                    Portfolio            Portfolio           Portfolio            Portfolio           Portfolio
                                  ------------         ------------         ------------         ------------        -----------
     Purchases ...........        $     84,650         $  1,300,266         $ 35,533,057        $ 16,655,140        $   226,422
     Sales ...............        $(21,228,345)        $ (1,038,329)        $(19,932,098)       $(21,492,583)       $   (96,946)


                                   Prudential            Government         Zero Coupon           Prudential         Capitalization
                                     Global                Income            Bond 2005             Jennison              Stock
                                   Portfolio             Portfolio           Portfolio            Portfolio            Portfolio
                                  ------------         ------------         ------------         ------------        ------------
     Purchases ..............     $  6,236,387         $    509,765         $     87,984        $  6,789,912        $ 3,274,227
     Sales ..................     $ (4,337,466)        $ (6,239,124)        $   (143,371)       $ (3,740,786)       $  (802,415)


                                 T. Rowe Price                                 Janus                 MFS               American
                                 International            AIM V.I.             Aspen               Emerging             Century
                                     Stock                 Value               Growth               Growth             VP Value
                                   Portfolio *             Fund *            Portfolio *           Series *             Fund **
                                 -------------         ------------         ------------        -------------        -----------
     Purchases ..............     $ 1,868,493          $ 1,333,395          $ 3,615,658         $ 2,212,463         $   615,906
     Sales ..................     $  (408,241)         $  (141,419)         $(1,370,549)        $  (548,468)        $    (7,335)

 * Became available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
PruSelect II Variable Life Subaccounts of
Pruco Life Variable Universal Account
And the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential Zero Coupon Bond 2000 Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series and American Century VP Value Fund) of the PruSelect II Variable Life Subaccounts of the Pruco Life Variable Universal Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 30, 2001

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                     2000                1999
                                                                                                  -----------         -----------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2000: $3,552,244;
       1999:$3,084,057)                                                                           $ 3,561,521         $ 2,998,362
     Held to maturity, at amortized cost (fair value, 2000: $320,634;
       1999: $377,822)                                                                                324,546             388,990
Equity securities - available for sale, at fair value (cost, 2000: $13,446;
       1999: $3,238)                                                                                   10,804               4,532
Mortgage loans on real estate                                                                           9,327              10,509
Policy loans                                                                                          855,374             792,352
Short-term investments                                                                                202,815              84,621
Other long-term investments                                                                            83,738              77,769
                                                                                                  -----------         -----------
               Total investments                                                                    5,048,125           4,357,135
Cash and cash equivalents                                                                             453,071             198,994
Deferred policy acquisition costs                                                                   1,132,653           1,062,785
Accrued investment income                                                                              82,297              68,917
Receivables from affiliates                                                                            51,586                  --
Other assets                                                                                           61,013              48,228
Separate Account assets                                                                            16,230,264          16,032,449
                                                                                                  -----------         -----------
TOTAL ASSETS                                                                                      $23,059,009         $21,768,508
                                                                                                  ===========         ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                                   $ 3,646,668         $ 3,125,049
Future policy benefits and other policyholder liabilities                                             702,862             629,522
Cash collateral for loaned securities                                                                 185,849              87,336
Securities sold under agreements to repurchase                                                        104,098              21,151
Income taxes payable                                                                                  235,795             145,600
Payables to affiliates                                                                                     --                 487
Other liabilities                                                                                     120,891              57,095
Separate Account liabilities                                                                       16,230,264          16,032,449
                                                                                                  -----------         -----------
Total liabilities                                                                                  21,226,427          20,098,689
                                                                                                  -----------         -----------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                                          2,500               2,500
Paid-in-capital                                                                                       466,748             439,582
Retained earnings                                                                                   1,361,924           1,258,428

Accumulated other comprehensive income (loss):
    Net unrealized investment gains (losses)                                                            4,730             (28,364)
    Foreign currency translation adjustments                                                           (3,320)             (2,327)
                                                                                                  -----------         -----------
Accumulated other comprehensive income (loss)                                                           1,410             (30,691)
                                                                                                  -----------         -----------
Total stockholder's equity                                                                          1,832,582           1,669,819
                                                                                                  -----------         -----------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                                         $23,059,009         $21,768,508
                                                                                                  ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000               1999               1998
                                                                                  --------           --------           --------
REVENUES
Premiums                                                                          $121,921           $ 98,976           $ 82,139
Policy charges and fee income                                                      474,861            414,425            350,569
Net investment income                                                              337,919            276,821            261,430
Realized investment (losses) gains, net                                            (20,679)           (32,545)            44,841
Asset management fees                                                               71,160             60,392             40,200
Other income                                                                         2,503              1,397              1,067
                                                                                  --------           --------           --------

Total revenues                                                                     987,685            819,466            780,246
                                                                                  --------           --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits                                                            248,063            205,042            193,739
Interest credited to policyholders' account balances                               171,010            136,852            118,992
General, administrative and other expenses                                         410,684            392,041            231,320
                                                                                  --------           --------           --------

Total benefits and expenses                                                        829,757            733,935            544,051
                                                                                  --------           --------           --------

Income from operations before income taxes                                         157,928             85,531            236,195
                                                                                  --------           --------           --------

Income tax provision                                                                54,432             29,936             84,233
                                                                                  --------           --------           --------

NET INCOME                                                                         103,496             55,595            151,962
                                                                                  --------           --------           --------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                                    33,094            (38,266)            (7,227)

     Foreign currency translation adjustments                                         (993)              (742)             2,980
                                                                                  --------           --------           --------

Other comprehensive income (loss)                                                   32,101            (39,008)            (4,247)
                                                                                  --------           --------           --------

TOTAL COMPREHENSIVE INCOME                                                        $135,597           $ 16,587           $147,715
                                                                                  ========           ========           ========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                Accumulated
                                                                                   other         Total
                                                     Common       Paid-in-       Retained    comprehensive  stockholder's
                                                      stock       capital        earnings    income (loss)     equity
                                                     -------      --------      ----------   -------------  -------------
Balance,  January 1, 1998                            $ 2,500      $439,582      $1,050,871     $ 12,564      $1,505,517
    Net income                                            --            --         151,962           --         151,962

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --        2,980           2,980

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       (7,227)         (7,227)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1998                            2,500       439,582       1,202,833        8,317       1,653,232

   Net income                                             --            --          55,595           --          55,595

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (742)           (742)

    Change in net unrealized
        investment losses, net of
        reclassification adjustment
        and taxes                                         --            --              --      (38,266)        (38,266)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1999                            2,500       439,582       1,258,428      (30,691)      1,669,819

    Net income                                            --                       103,496                      103,496

    Contribution from Parent                                        27,166                                       27,166

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (993)           (993)

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       33,094          33,094
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 2000                          $ 2,500      $466,748      $1,361,924     $  1,410      $1,832,582
                                                     =======      ========      ==========     ========      ==========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000                1999                1998
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   103,496         $    55,595         $   151,962
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (72,275)            (83,961)            (29,827)
     Interest credited to policyholders' account balances                           171,010             136,852             118,992
     Realized investment losses (gains), net                                         20,679              32,545             (44,841)
     Amortization and other non-cash items                                          (48,141)             75,037              19,655
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                                               73,340             100,743              61,095
         Accrued investment income                                                  (13,380)             (7,803)              5,886
         Receivable from/Payable to affiliate                                       (52,073)            (66,081)             (3,807)
         Policy loans                                                               (63,022)            (25,435)            (62,962)
         Deferred policy acquisition costs                                          (69,868)           (201,072)           (206,471)
         Income taxes payable                                                        90,195             (47,758)            (16,828)
         Contribution from Parent                                                    27,166                  --                  --
         Other, net                                                                  51,011              18,974             (43,675)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Operating Activities                                      218,138             (12,364)            (50,821)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 2,273,789           3,076,848           5,429,396
               Held to maturity                                                      64,245              45,841              74,767
         Equity securities                                                            1,198               5,209               4,101
         Mortgage loans on real estate                                                1,182               6,845               5,433
         Other long-term investments                                                 15,039                 385              33,428
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (2,782,541)         (3,452,289)         (5,617,208)
               Held to maturity                                                        --               (24,170)           (145,919)
         Equity securities                                                          (11,134)             (5,110)             (2,274)
         Other long-term investments                                                 (6,917)            (39,094)               (409)
     Cash collateral for loaned securities, net                                      98,513              14,000             (70,085)
     Securities sold under agreement to repurchase, net                              82,947             (28,557)             49,708
     Short-term investments, net                                                   (118,418)             92,199             103,791
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (382,097)           (307,893)           (135,271)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                2,409,399           3,457,158           3,098,764
          Withdrawals                                                            (1,991,363)         (3,091,565)         (2,866,331)
                                                                                -----------         -----------         -----------
Cash Flows From Financing Activities                                                418,036             365,593             232,433
                                                                                -----------         -----------         -----------
     Net increase in Cash and cash equivalents                                      254,077              45,336              46,341
     Cash and cash equivalents, beginning of year                                   198,994             153,658             107,317
                                                                                -----------         -----------         -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $   453,071         $   198,994         $   153,658
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                               $   (14,832)            $55,144             $99,810
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets traditional individual life insurance through its branch office in Taiwan. The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000, 1999 or 1998.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process for demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts. Prudential made a capital contribution of $27.2 million during 2000 resulting from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances, net of income tax, that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash  and cash equivalents
Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

See Note 11 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                               2000
                                                                    ---------------------------------------------------------
                                                                                      Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  309,609        $ 7,888        $    17        $  317,480

Foreign government bonds                                               136,133          8,093            520           143,706

Corporate securities                                                 3,075,023         43,041         49,538         3,068,526

Mortgage-backed securities                                              31,479            330              0            31,809

                                                                    ----------        -------        -------        ----------
Total fixed maturities available for sale                           $3,552,244        $59,352        $50,075        $3,561,521
                                                                    ==========        =======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  324,546        $ 1,500        $ 5,412           320,634

                                                                    ----------        -------        -------        ----------
Total fixed maturities held to maturity                             $  324,546        $ 1,500        $ 5,412           320,634
                                                                    ==========        =======        =======        ==========

Equity securities available for sale                                $   13,446        $   197        $ 2,839        $   10,804
                                                                    ==========        =======        =======        ==========

                                                                                               1999
                                                                    ---------------------------------------------------------
                                                                       Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  113,172        $    2        $ 2,052        $  111,122

Foreign government bonds                                                92,725         1,718          1,455            92,988

Corporate securities                                                 2,876,602         8,013         92,075         2,792,540

Mortgage-backed securities                                               1,558           157              3             1,712

                                                                    ----------        ------        -------        ----------
Total fixed maturities available for sale                           $3,084,057        $9,890        $95,585        $2,998,362
                                                                    ==========        ======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  388,990        $1,832        $13,000        $  377,822

                                                                    ----------        ------        -------        ----------
Total fixed maturities held to maturity                             $  388,990        $1,832        $13,000        $  377,822
                                                                    ==========        ======        =======        ==========

Equity securities available for sale                                $    3,238        $1,373        $    79        $    4,532
                                                                    ==========        ======        =======        ==========

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000 is shown below:

                                                                     Available for Sale                   Held to Maturity
                                                              -------------------------------  -----------------------------------
                                                              Amortized        Estimated Fair        Amortized      Estimated Fair
                                                                 Cost              Value               Cost              Value
                                                              ---------        --------------        --------- -----------------
                                                                      (In Thousands)                        (In Thousands)

Due in one year or less                                       $  128,804          $  128,419          $ 77,682          $ 78,475

Due after one year through five
  years                                                        1,529,597           1,533,899           101,033           100,395

Due after five years through ten
  years                                                        1,409,156           1,415,736           135,960           132,080

Due after ten years                                              453,209             451,658             9,871             9,684

Mortgage-backed securities                                        31,478              31,809                --                --
                                                              ----------          ----------          --------          --------

Total                                                         $3,552,244          $3,561,521          $324,546          $320,634
                                                              ==========          ==========          ========          ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $2,103.6 million, $2,950.4 million, and $5,327.3 million, respectively. Gross gains of $15.3 million, $13.1 million, and $46.3 million, and gross losses of $33.9 million, $31.1 million, and $14.1 million, were realized on those sales during 2000, 1999, and 1998, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2000, 1999, and 1998, were $170.2 million, $126.5 million, and $102.1 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $12.3 million, $11.2 million, and $2.8 million for the years 2000, 1999 and 1998, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million . Gross unrealized investment losses of $.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold. During the years ended December 31, 1999, and 1998, there were no securities classified as held to maturity that were transferred.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31:

                                            2000                  1999
                                       ---------------       ---------------
                                                   (In Thousands)

       Retail stores                   $5,615    60.2%       $ 6,518   62.0%

       Industrial buildings             3,712    39.8%         3,991   38.0%

                                       ---------------       ---------------
             Net carrying value        $9,327   100.0%       $10,509  100.0%
                                       ===============       ===============

The concentration of mortgage loans are in the states of Washington (50%), New Jersey (40%), and North Dakota (10%).

Special Deposits and Restricted Assets
Fixed maturities of $7.5 million and $8.2 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million and $.3 million at December 31, 2000 and 1999, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $83.7 million and $77.8 million as of December 31, 2000 and 1999, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $34.3 million and $35.8 million at December 31, 2000 and 1999, respectively. The Company's share of net income from the joint ventures was $.9 million, $.3 million, and $.1 million for the years ended December 31, 2000, 1999 and 1998, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $46.9 million and $45.0 million at December 31, 2000 and 1999, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2000        1999        1998
                                              --------    --------    --------
                                                       (In Thousands)
Fixed maturities - available for sale         $237,042    $188,236    $179,184
Fixed maturities - held to maturity             26,283      29,245      26,128
Equity securities - available for sale              18          --          14
Mortgage loans on real estate                    1,010       2,825       1,818
Policy loans                                    45,792      42,422      40,928
Short-term investments and cash equivalents     29,582      19,208      23,110
Other                                           16,539       4,432       6,886
                                              --------    --------    --------
Gross investment income                        356,266     286,368     278,068
     Less:  investment expenses                (18,347)     (9,547)    (16,638)
                                              --------    --------    --------
Net investment income                         $337,919    $276,821    $261,430
                                              ========    ========    ========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                            2000       1999         1998
                                          --------    --------    -------
                                                   (In Thousands)

Fixed maturities - available for sale     $(34,600)   $(29,192)   $29,330
Fixed maturities - held to maturity           (212)        102        487
Equity securities - available for sale         271         392      3,489
Derivatives                                 15,039      (1,557)    12,414
Other                                       (1,177)     (2,290)      (879)
                                          --------    --------    -------

Realized investment (losses) gains, net   $(20,679)   $(32,545)   $44,841
                                          ========    ========    =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position are $287.8 million.

                                      B12

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                          Accumulated
                                                                                                             other
                                                                                                         comprehensive
                                                                                                         income (loss)
                                                           Deferred                        Deferred     related to net
                                         Unrealized        policy      Policyholders'     income tax      unrealized
                                        gains(losses)    acquisition      Account        (liability)      investment
                                       on investments       costs         Balances          benefit      gains(losses)
                                       --------------     ----------   --------------    -----------    ---------------
                                                                        (In Thousands)
Balance,  December 31, 1997              $  37,991        $(16,305)       $   3,743        $  (8,300)       $ 17,129
Net investment gains (losses) on
  investments arising during the period     22,801              --               --           (7,588)         15,213

Reclassifications adjustment for gains
  included in net income                   (35,623)             --               --           11,855         (23,768)

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --           3,190               --           (1,048)          2,142

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (1,063)             249            (814)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1998                 25,169         (13,115)           2,680           (4,832)          9,902
Net investment gains (losses) on
  investments arising during the period   (138,268)             --               --           47,785         (90,483)

Reclassifications adjustment for gains
  included in net income                    28,698              --               --           (9,970)         18,728

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --          53,407               --          (16,283)         37,124

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (5,712)           2,077          (3,635)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1999                (84,401)         40,292           (3,032)          18,777         (28,364)
Net investment gains (losses) on
  investments arising during the period     56,707                                           (21,539)          35,168

Reclassifications adjustment for gains
  included in net income                    34,329                                           (13,039)          21,290

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                                    (39,382)                           14,177          (25,205)

Impact of net unrealized investment
  gains on policyholders' account
  balances                                                                    2,877           (1,036)           1,841
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 2000              $   6,635        $    910        $    (155)       $  (2,660)       $   4,730
                                         =========        ========        =========        =========        =========

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000          1999
                                                          -----------------------
                                                               (In Thousands)
Balance, beginning of year                               $1,062,785   $  861,713
Capitalization of commissions, sales and issue expenses     242,322      242,373
Amortization                                               (129,049)     (96,451)
Change in unrealized investment gains                       (39,382)      53,407
Foreign currency translation                                 (4,023)       1,743
                                                         -----------------------
Balance, end of year                                     $1,132,653   $1,062,785
                                                         =======================

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                     2000                1999
                                                   --------            --------
                                                          (In Thousands)

         Life insurance                            $656,097            $587,162
         Annuities                                   46,765              42,360
                                                   --------            --------
                                                   $702,862            $629,522
                                                   ========            ========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   --------------------------     --------------    ------------------------
Life insurance - Domestic          Generally rates guaranteed      2.5% to 7.5%     Net level premium based
variable and interest-sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life insurance - Domestic term     Best estimate plus a                6.75%        Net level premium plus
insurance                          provision for adverse                            a provision for adverse
                                   deviation                                        deviation.

Life insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus
                                   standard table plus a                            a provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Policyholders' account balances at December 31, are as follows:

                                                2000         1999
                                             ----------   ----------
                                                   (In Thousands)

         Interest-sensitive life contracts   $1,886,714   $1,838,377
         Individual annuities                   859,996      701,928
         Guaranteed investment contracts        899,958      584,744
                                             ----------   ----------
                                             $3,646,668   $3,125,049
                                             ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate            Withdrawal / Surrender Charges
---------------------------------       ---------------          ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%           Various up to 10 years

Individual annuities                      3.0% to 16.0%          0% to 7% for up to 9 years

Guaranteed investment contracts          5.02% to 8.03%          Subject to market value withdrawal
                                                                 provisions for any funds withdrawn
                                                                 other than for benefit responsive
                                                                 and contractual payments

6. REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:


                                                  2000       1999       1998
                                                --------    -------    -------
                                                        (In Thousands)

     Reinsurance premiums assumed                $ 1,671    $ 1,778    $ 1,395
     Reinsurance premiums ceded - affiliated      (9,214)    (6,882)    (6,532)
     Reinsurance premiums ceded - unaffiliated    (5,305)    (1,744)    (2,819)

     Policyholders' benefits ceded                 5,472      4,228      4,044

Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                         2000         1999
                                        -------     -------
                                           (In Thousands)

     Life insurance - affiliated        $ 8,765     $ 6,653
     Life insurance - unaffiliated        7,855       2,625
     Other reinsurance - affiliated      14,948      15,600
                                        -------     -------
                                        $31,568     $24,878
                                        =======     =======

7. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.

8. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                     2000         1999          1998
                                    -------     --------      -------

Current tax expense (benefit):
   U.S                              $ 8,588     $(14,093)     $67,272
   State and local                       38          378        2,496
   Foreign                               35           15           --
                                    -------     --------      -------
   Total                            $ 8,661      (13,700)      69,768
                                    -------     --------      -------


Deferred tax expense (benefit):
   U.S                               43,567       42,320       14,059
   State and local                    2,204        1,316          406
                                    -------     --------      -------
   Total                             45,771       43,636       14,465
                                    -------     --------      -------

 Total income tax expense           $54,432     $ 29,936      $84,233
                                    =======     ========      =======

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                         2000         1999          1998
                                        -------     --------      -------
                                                   (In Thousands)

Expected federal income tax expense     $55,275      $29,936      $82,668
State and local income taxes              1,457        1,101        1,886
Dividends received deduction             (6,443)      (1,010)        (199)
Other                                     4,143          (91)        (122)
                                        -------      -------      -------
Total income tax expense                $54,432      $29,936      $84,233
                                        =======      =======      =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2000          1999
                                                    --------      --------
                                                         (In Thousands)
          Deferred tax assets
               Insurance reserves                   $102,923      $ 93,949
               Net unrealized (gains) losses on
                securities                            (2,389)       31,132
               Other                                  15,222         2,502
                                                    --------      --------
               Deferred tax assets                   115,756       127,583
                                                    --------      --------

          Deferred tax liabilities
               Deferred acquisition costs            325,211       299,683
               Net investment gains                   19,584           110
               Other                                   6,438          --
                                                    --------      --------
               Deferred tax liabilities              351,233       299,793
                                                    --------      --------

          Net deferred tax liability                $235,477      $172,210
                                                    ========      ========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

9.  STATUTORY NET INCOME AND SURPLUS

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net (loss) and surplus determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                              2000          1999          1998
                                                            --------      --------      --------
                                                                       (In Thousands)
Statutory net (loss) income                                 $(50,506)     $(82,291)     $(33,097)
Adjustments to reconcile to net income on a GAAP basis:
     Statutory income of subsidiaries                         21,268        20,221        18,953
     Amortization and capitalization of deferred
       acquisition costs                                     113,273       145,922       202,375
     Deferred premium                                          1,096           639         2,625
     Insurance revenue and expenses                           73,978        45,915       (24,942)
     Income taxes                                            (36,766)      (43,644)      (21,805)
     Valuation of investments                                (14,552)      (24,908)       20,077
     Asset management fees                                   (13,662)      (13,503)           --
     Other, net                                                9,367         7,244       (12,224)
                                                            --------      --------      --------
GAAP net income                                             $103,496      $ 55,595      $151,962
                                                            ========      ========      ========

                                                           2000         1999
                                                        ----------   ----------
                                                              (In Thousands)
Statutory surplus                                       $  849,567   $  889,186
Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                               71,506      (38,258)
     Deferred acquisition costs                          1,132,653    1,062,785
     Deferred premium                                      (15,443)     (16,539)
     Insurance liabilities                                    (401)     (54,927)
     Income taxes                                         (214,329)    (150,957)
     Asset management fees                                      --      (13,503)
     Other, net                                              9,029       (7,968)
                                                        ----------   ----------
GAAP stockholder's equity                               $1,832,582   $1,669,819
                                                        ==========   ==========

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $60 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate
The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2000                            1999
                                               ---------------------------     ---------------------------
                                                Carrying        Estimated       Carrying       Estimated
                                                  Value         Fair Value        Value        Fair Value
                                               -----------     -----------     -----------     -----------
                                                                     (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale     $ 3,561,521     $ 3,561,521     $ 2,998,362     $ 2,998,362
     Fixed maturities:  Held to maturity           324,546     $   320,634         388,990         377,822
     Equity securities                              10,804          10,804           4,532           4,532
     Mortgage loans on real estate                   9,327          10,863          10,509          11,550
     Policy loans                                  855,374         883,460         792,352         761,232
     Short-term investments                        202,815         202,815          84,621          84,621
     Cash and cash equivalents                     453,071         453,071         198,994         198,994
     Separate Account assets                    16,230,264      16,230,264      16,032,449      16,032,449

Financial Liabilities:
     Investment contracts                        1,762,794       1,784,767     $ 1,289,003     $ 1,283,356
     Cash collateral for loaned securities         185,849         185,849          87,336          87,336
     Securities sold under repurchase
       agreements                                  104,098         104,098          21,151          21,151
     Separate Account liabilities               16,230,264      16,230,264      16,032,449      16,032,449

11. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

A derivative is a financial instrument who's price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts. All of the Company's derivatives are classified as other than trading.

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

 If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.

                         Other than Trading Derivatives
                           December 31, 2000 and 1999
                                 (in thousands)

                                         2000                                     1999
                                      ----------                                ---------
                                      Estimated     Carrying   |                Estimated    Carrying
                          Notional    Fair Value     Value     |  Notional      Fair Value     Value
Non-Hedge Accounting                                           |
--------------------                                           |
                                                               |
Swap Instruments                                               |
Interest rate                                                  |
                                                               |
    Asset                 $  9,470     $   327      $   327    |  $      0       $     0      $     0
    Liability                    0           0            0    |         0             0            0
Future contracts                                               |
US Treasury Futures                                            |
    Asset                  139,800       3,530        3,530    |     2,300            39           39
    Liability               61,900      (1,067)      (1,067)   |   119,800        (2,017)      (2,017)
Option contracts                                               |
Interest rate                                                  |
    Asset                        0           0            0    |         0             0            0
    Liability                    0           0            0    |       235            (5)          (5)
                                                               |
Hedge Accounting                                               |
--------------------                                           |
Swap Instruments                                               |
Currency                                                       |
    Asset                   28,326       1,633        2,155    |         0             0            0
    Liability                    0           0            0    |    30,981        (3,220)      (2,990)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2000, 88% of notional consisted of interest rate derivatives, and 12% of notional consisted of foreign currency derivatives.

12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amount, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

13. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 2000, the Company would not be permitted a non-extraordinary dividend distribution in 2001.

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company also collects these fees on behalf of Prudential and records a Payable to affiliate in the Consolidated Statements of Financial Position. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2000, the Company will no longer receive fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $685.9 million and $725.3 million at December 31, 2000 and December 31, 1999, respectively. The fees received related to the COLI policies were $9.6 million for the year ending December 31, 2000.

Reinsurance
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2000, December 31, 1999, and December 31, 1998.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000 or December 31, 1999.

15. Subsequent Events - Transfer of Taiwan Business

On January 31, 2001, the Company transferred all of its assets, liabilities, and net equity associated with The Company's Taiwan branch including Taiwan's insurance book of business, to an affiliated company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a Taiwan, Republic of China wholly owned subsidiary of Prudential .

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities will be accounted for as a long-duration coinsurance transaction under generally accepted accounting principles. Under this accounting treatment, the insurance related liabilities will remain on the books of the Company and an offsetting reinsurance recoverable will be established.

The net equity transfer will be reflected as a capital contribution from the Company to Prudential of Taiwan and will also be dividended by the Company to Prudential. The dividend is expected to occur in the second quarter of 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 13, 2001

PRUSELECT(SM) II
Variable Life
Insurance



[GRAPHIC OMITTED]



Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone: 800 286-7754


CVUL-2 Ed. 5/2001

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the variable universal life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life"s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 91 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

       1.  PricewaterhouseCoopers LLP, independent accountants.
       2.  Clifford E. Kirsch, Esq.
       3.  Nancy D. Davis, FSA, MAAA

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.    (1)     (a)     Resolution of Board of Directors of Pruco Life
                                Insurance Company establishing the Pruco Life
                                Variable Universal Account. (Note 3)

                        (b)     Amendment of Separate Account Resolution.
                                (Note 10)

                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 3)
                        (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 3)

                        (c)     Schedule of Sales Commissions. (Note 8)

                        (d)     Participation Agreements and Amendments:
                                (i)  (a)  AIM Variable Insurance Funds, Inc.,
                                          AIM V.I. Value Fund.  (Note 5)

                                     (b)  Amendment to the AIM Variable
                                          Insurance Funds, Inc. Participation
                                          Agreement.  (Note 10)
                                (ii) (a) American Century Variable Portfolios, Inc., VP Value Portfolio. (Note 10)

                                (iii)(a) Janus Aspen Series, Growth Portfolio. (Note 5)

                                     (b)  Amendment to the Janus Aspen Series
                                          Participation Agreement.  (Note 10)

                                (iv) (a)  MFS Variable Insurance Trust,
                                          Emerging Growth Series.  (Note 5)

                                     (b)  Amendment to the MFS Variable
                                          Insurance Trust Participation
                                          Agreement.  (Note 10)

                                (v)  (a)  T. Rowe Price International Series,
                                          Inc., International Stock Portfolio.
                                          (Note 5)

                                     (b)  Amendment to the T. Rowe Price
                                          International Series, Inc.
                                          Participation Agreement.  (Note 10)

                (4)     Not Applicable.

                (5)     Variable Universal Life Insurance Contracts. (Note 8)

                        (a) With the fixed-rate option. Note: this version was never sold and is no longer available for sale.
                        (b)     Without the fixed-rate option.

                (6)     (a)     Articles of Incorporation of Pruco Life
                                Insurance Company, as amended October 19, 1993.
                                (Note 6)

                        (b) By-Laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 2)
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.

               (10)     (a)     Application Form for Variable Universal Life
                                Insurance Contract. (Note 6)
                        (b)     Supplement to the Application for Variable
                                Universal Life Insurance Contract. (Note 9)
               (11) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).
                        (Note 11)
               (12)     Endorsement to modify List of Investment Options.
                        (Note 10)


     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.


          (a)  Ira J. Kleinman, Esther H. Milnes, I. Edward Price (Note 4)
          (b)  Kiyofumi Sakaguchi (Note 7)
          (c)  James J. Avery, Jr. (Note 5)
(d)            David R. Odenath, Jr. William J. Eckert, IV, Ronald P. Joelson
               (Note 12)


(Note  1) Filed herewith.
(Note  2) Incorporated  by reference to Form 10-Q,  Registration  No.  33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company. (Note 3) Incorporated by reference to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note 4) Incorporated by reference to Form 10-K, Registration No. 33-86780, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note  5) Incorporated  by reference to  Post-Effective  Amendment No. 2 to Form
          S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note 6) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note  7) Incorporated  by reference to  Post-Effective  Amendment No. 8 to Form
          S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.
(Note  8) Incorporated by reference to  Post-Effective  Amendment No. 10 to this
          Registration Statement, filed April 28, 1997.
(Note  9) Incorporated by reference to  Post-Effective  Amendment No. 11 to this
          Registration Statement, filed April 28, 1998.
(Note 10) Incorporated by reference to  Post-Effective  Amendment No. 13 to Form
          S-6, Registration No. 33-29181, filed June 4, 1999 on behalf of Pruco Life Variable Universal Account.
(Note 11) Incorporated by reference to  Post-Effective  Amendment No. 13 to this
          Registration Statement, filed June 4, 1999.
(Note 12) Incorporated by reference to Form N-4, Registration No. 333-52754, filed Deceber 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2001.


(Seal)                           Pruco Life Variable Universal Account
                                             (Registrant)

                                   By: Pruco Life Insurance Company
                                              (Depositor)


Attest: /s/ Thomas C. Castano               By: /s/ Esther H. Milnes
        -----------------------------           --------------------------------
        Thomas C. Castano                       Esther H. Milnes
        Assistant Secretary                     President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2001.


                      Signature and Title


/s/*
-------------------------------------------
Esther H. Milnes
President and Director


/s/*
-------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer


/s/*                                               *By: /s/ Thomas C. Castano
-------------------------------------------             ------------------------
James J. Avery, Jr.                                     Thomas C. Castano
Director                                                (Attorney-in-Fact)


/s/*
-------------------------------------------
Ronald P. Joelson
Director


/s/*
-------------------------------------------
Ira J. Kleinman
Director

/s/*
-------------------------------------------
David R. Odenath, Jr.
Director

/s/*
-------------------------------------------
I. Edward Price
Director

/s/*
-------------------------------------------
Kiyofumi Sakaguchi
Director

                       Consent of Independent Accountants



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 30, 2001, relating to the financial statements of the Pruselect II Variable Life Subaccounts of Pruco Life Variable Universal Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 13, 2001, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 23, 2001

                                  EXHIBIT INDEX




              Consent of PricewaterhouseCoopers LLP, independent
              accountants.                                             Page II-6

     3.       Opinion and Consent of Clifford E. Kirsch, Esq., as to
              the legality of the securities being registered.         Page II-8

     6.       Opinion and Consent of Nancy D. Davis, FSA, MAAA, as
              to actuarial matters pertaining to the securities
              being registered.                                        Page II-9









                                      II-7